EXHIBIT 4.1

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                              EMERGENT GROUP, INC.,

                                                        As Issuer

                                       and

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,

                                                       As Subsidiary Guarantors

                                       TO

                             Bankers Trust Company,

                                                       As Trustee



                                ----------------


                                    Indenture


                         Dated as of September 23, 1997


                                ----------------





                          10.75% Senior Notes due 2004





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                                TABLE OF CONTENTS

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                                                                                                      Page

Parties................................................................................................  1
Recitals of the Company and the Subsidiary Guarantors..................................................  1


                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.          Definitions......................................................................  2
         Act...........................................................................................  2
         Additional Assets.............................................................................  2
         Adjusted Consolidated Net Worth...............................................................  2
         Adjusted Indebtedness.........................................................................  2
         Affiliate.....................................................................................  3
         Agent Member..................................................................................  3
         Applicable Procedures.........................................................................  3
         Asset Sale....................................................................................  3
         Asset Sale Proceeds...........................................................................  3
         Authenticating Agent..........................................................................  4
         Board of Directors............................................................................  4
         Board Resolution..............................................................................  4
         Business Day..................................................................................  4
         Capitalized Lease Obligations.................................................................  4
         Capital Stock.................................................................................  4
         Cedel.........................................................................................  4
         Change of Control.............................................................................  4
         CII...........................................................................................  5
         CII Senior Indebtedness.......................................................................  5
         Commission....................................................................................  5
         Common Stock..................................................................................  5
         Company.......................................................................................  5
         Company Request or Company Order..............................................................  5
         Consolidated Leverage Ratio...................................................................  6
         Consolidated Net Income.......................................................................  6
         Consolidated Net Worth........................................................................  6
         Corporate Trust Office........................................................................  6
         corporation...................................................................................  6
         Currency Agreement............................................................................  6
         Default.......................................................................................  6
         Defaulted Interest .............................................................................6
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         Depositary....................................................................................  7
         Disqualified Capital Stock....................................................................  7
         Dollars and $.................................................................................  7
         DTC.............................................................................................7
         Euroclear.....................................................................................  7
         Event of Default..............................................................................  7
         Exchange Act..................................................................................  7
         Exchange Offer................................................................................  7
         Exchange and Registration Rights Agreement....................................................  7
         Exchange Securities...........................................................................  7
         Expiration Date...............................................................................  8
         GAAP..........................................................................................  8
         Global Security...............................................................................  8
         Guarantee.....................................................................................  8
         Hedging Obligations...........................................................................  8
         Holder........................................................................................  8
         Incur.........................................................................................  8
         Indebtedness..................................................................................  8
         Indenture.....................................................................................  9
         Interest Payment Date.........................................................................  9
         Interest Rate Agreement.......................................................................  9
         Investment Grade Rating.......................................................................  9
         Investments...................................................................................  9
         Issue Date.....................................................................................10
         Lien...........................................................................................10
         Maturity.......................................................................................10
         Moody's........................................................................................10
         Net Income.....................................................................................10
         Non-Recourse Indebtedness......................................................................10
         Notice of Default..............................................................................10
         Officers' Certificate..........................................................................10
         Opinion of Counsel.............................................................................11
         Original Securities............................................................................11
         Other Securities...............................................................................11
         Outstanding....................................................................................11
         Paying Agent...................................................................................12
         Permitted Holder...............................................................................12
         Permitted Indebtedness.........................................................................12
         Permitted Investment...........................................................................13
         Permitted Liens................................................................................14
         Permitted Mortgage Warehouse Indebtedness......................................................16
         Permitted Warehouse Indebtedness...............................................................16
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         Person.........................................................................................16
         Predecessor Security...........................................................................16
         Preferred Stock................................................................................16
         Public Equity Offering.........................................................................16
         Purchase Agreement.............................................................................16
         Purchase Facility..............................................................................16
         Purchase Money Indebtedness....................................................................17
         Purchasers.....................................................................................17
         Qualifying Mortgage Receivable.................................................................17
         Qualifying Securitization Subsidiary...........................................................17
         Rating Agencies................................................................................17
         Receivables....................................................................................17
         Redemption Date................................................................................17
         Redemption Price...............................................................................17
         Refinance......................................................................................17
         Refinancing Indebtedness.......................................................................17
         Regular Record Date............................................................................18
         Regulation S...................................................................................18
         Regulation S Certificate.......................................................................18
         Regulation S Global Security...................................................................18
         Regulation S Legend............................................................................18
         Regulation S Securities........................................................................18
         Related Business...............................................................................18
         Responsible Officer............................................................................18
         Restricted Global Security.....................................................................18
         Restricted Payment.............................................................................19
         Restricted Period..............................................................................19
         Restricted Securities..........................................................................19
         Restricted Securities Certificate..............................................................19
         Restricted Securities Legend...................................................................19
         Restricted Subsidiary..........................................................................19
         Retained Interest..............................................................................19
         Retained Interest Receivables..................................................................20
         Rule 144.......................................................................................20
         Rule 144A......................................................................................20
         Rule 144A Securities...........................................................................20
         S&P............................................................................................20
         Securities.....................................................................................20
         Securities Act.................................................................................20
         Securities Act Legend..........................................................................20
         Securitization Special Purpose Subsidiary......................................................20
         Securitization Trust...........................................................................20
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         Security Register and Security Registrar.......................................................20
         Small Business Investment Company..............................................................20
         Special Record Date............................................................................20
         Stated Maturity................................................................................21
         Subordinated Obligation........................................................................21
         Subsidiary.....................................................................................21
         Subsidiary Guarantees..........................................................................21
         Subsidiary Guarantors..........................................................................21
         Successor Security.............................................................................21
         Temporary Cash Investments.....................................................................21
         Termination Event..............................................................................22
         Trust Indenture Act............................................................................22
         Trustee........................................................................................22
         United States..................................................................................22
         Unrestricted Securities Certificate............................................................22
         Unrestricted Subsidiary........................................................................22
         Vice President.................................................................................22
         Voting Stock...................................................................................22
         Warehouse Facility.............................................................................23
         Warehouse Indebtedness.........................................................................23
         Wholly Owned Subsidiary........................................................................23
SECTION 102.          Compliance Certificates and Opinions..............................................23
SECTION 103.          Form of Documents Delivered to Trustee............................................24
SECTION 104.          Acts of Holders; Record Dates.....................................................24
SECTION 105.          Notices, Etc., to Trustee, Company and Subsidiary Guarantors......................26
SECTION 106.          Notice to Holders; Waiver.........................................................27
SECTION 107.          Conflict with Trust Indenture Act.................................................27
SECTION 108.          Effect of Headings and Table of Contents..........................................27
SECTION 109.          Successors and Assigns............................................................28
SECTION 110.          Separability Clause...............................................................28
SECTION 111.          Benefits of Indenture.............................................................28
SECTION 112.          Governing Law.....................................................................28
SECTION 113.          Legal Holidays....................................................................28


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                                   ARTICLE TWO

                                 Security Forms

SECTION 201.          Forms Generally...................................................................29
SECTION 202.          Form of Face of Security..........................................................29
SECTION 203.          Form of Reverse of Security.......................................................32
SECTION 204.          Form of Trustee's Certificate of Authentication...................................36
SECTION 205.          Form of Subsidiary Guarantee......................................................36


                                  ARTICLE THREE

                                 The Securities

SECTION 301.          Title and Terms...................................................................40
SECTION 302.          Denominations.....................................................................40
SECTION 303.          Execution, Authentication, Delivery and Dating....................................41
SECTION 304.          Temporary Securities..............................................................42
SECTION 305.          Registration, Registration of Transfer and Exchange...............................42
SECTION 306.          Mutilated, Destroyed, Lost and Stolen Securities..................................47
SECTION 307.          Payment of Interest; Interest Rights Preserved....................................48
SECTION 308.          Persons Deemed Owners.............................................................49
SECTION 309.          Cancellation......................................................................49
SECTION 310.          Computation of Interest...........................................................50


                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.          Satisfaction and Discharge of Indenture...........................................50
SECTION 402.          Application of Trust Money........................................................51


                                  ARTICLE FIVE

                              Default and Remedies

SECTION 501.          Events of Default.................................................................51
SECTION 502.          Acceleration of Maturity; Rescission and Annulment................................53
SECTION 503.          Collection of Indebtedness and Suits for Enforcement by Trustee...................54
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SECTION 504.          Trustee May File Proofs of Claim..................................................55
SECTION 505.          Trustee May Enforce Claims Without Possession of
                         Securities or Subsidiary Guarantees............................................55
SECTION 506.          Application of Money Collected....................................................56
SECTION 507.          Limitation on Suits...............................................................56
SECTION 508.          Unconditional Right of Holders to Receive Principal, Premium and
                         Interest.......................................................................57
SECTION 509.          Restoration of Rights and Remedies................................................57
SECTION 510.          Rights and Remedies Cumulative....................................................57
SECTION 511.          Delay or Omission Not Waiver......................................................57
SECTION 512.          Control by Holders................................................................58
SECTION 513.          Waiver of Past Defaults...........................................................58
SECTION 514.          Undertaking for Costs.............................................................58
SECTION 515.          Waiver of Stay or Extension Laws..................................................59
SECTION 516.          Expenses of Enforcement  .........................................................59



                                   ARTICLE SIX

                                   The Trustee

SECTION 601.          Certain Duties and Responsibilities of the Trustee................................59
SECTION 602.          Notice of Defaults................................................................60
SECTION 603.          Certain Rights of Trustee.........................................................60
SECTION 604.          Not Responsible for Recitals or Issuance of Securities............................61
SECTION 605.          May Hold Securities...............................................................61
SECTION 606.          Money Held in Trust...............................................................61
SECTION 607.          Compensation and Reimbursement....................................................62
SECTION 608.          Disqualification; Conflicting Interests...........................................62
SECTION 609.          Corporate Trustee Required; Eligibility...........................................62
SECTION 610.          Resignation and Removal; Appointment of Successor.................................63
SECTION 611.          Acceptance of Appointment by Successor............................................64
SECTION 612.          Merger, Conversion, Consolidation or Succession to Business.......................64
SECTION 613.          Preferential Collection of Claims Against Company
                          and Subsidiary Guarantors.....................................................64
SECTION 614.          Appointment of Authenticating Agent...............................................65



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                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701.          Company to Furnish Trustee Names and Addresses of Holders.........................66
SECTION 702.          Preservation of Information; Communications to Holders............................67
SECTION 703.          Reports by Trustee................................................................67
SECTION 704.          Reports by Company................................................................67


                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.          Company May Consolidate, Etc. Only on Certain Terms...............................68
SECTION 802.          Mergers, Consolidations and Certain Sales of Assets by
                         Subsidiary Guarantors..........................................................69
SECTION 803.          Successor Substituted.............................................................70


                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901.          Supplemental Indentures Without Consent of Holders................................70
SECTION 902.          Supplemental Indentures with Consent of Holders...................................71
SECTION 903.          Execution of Supplemental Indentures..............................................72
SECTION 904.          Effect of Supplemental Indentures.................................................72
SECTION 905.          Conformity with Trust Indenture Act...............................................72
SECTION 906.          Reference in Securities to Supplemental Indentures................................72


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                                   ARTICLE TEN

                                    Covenants

SECTION 1001.         Payment of Principal, Premium and Interest........................................73
SECTION 1002.         Maintenance of Office or Agency...................................................73
SECTION 1003.         Money for Security Payments to be Held in Trust...................................73
SECTION 1004.         Existence.........................................................................75
SECTION 1005.         Maintenance of Properties.........................................................75
SECTION 1006.         Payment of Taxes and Other Claims.................................................75
SECTION 1007.         Maintenance of Insurance..........................................................75
SECTION 1008.         Limitation on Additional Indebtedness.............................................76
SECTION 1009.         Limitation on CII Indebtedness....................................................76
SECTION 1010.         Limitation on Restricted Payments.................................................76
SECTION 1011.         Limitation on Dividend and Other Payment
                         Restrictions Affecting Restricted Subsidiaries.................................78
SECTION 1012.         Limitation on Liens...............................................................79
SECTION 1013.         Limitation on Sales of Assets.....................................................79
SECTION 1014.         Limitation on Preferred Stock of Subsidiaries.....................................82
SECTION 1015.         Limitation on Transactions with Affiliates........................................82
SECTION 1016.         Payments for Consent..............................................................83
SECTION 1017.         Change of Control Offer...........................................................83
SECTION 1018.         SEC Reports.......................................................................85
SECTION 1019.         Statement by Officers as to Default; Compliance Certificates......................85
SECTION 1020.         Waiver of Certain Covenants.......................................................86
SECTION 1021.         Available Information.............................................................86
SECTION 1022.         Acquisition of Securities.........................................................86


                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.         Right of Redemption...............................................................87
SECTION 1102.         Applicability of Article..........................................................87
SECTION 1103.         Election to Redeem; Notice to Trustee.............................................87
SECTION 1104.         Selection by Trustee of Securities to Be Redeemed.................................88
SECTION 1105.         Notice of Redemption..............................................................88
SECTION 1106.         Deposit of Redemption Price.......................................................89
SECTION 1107.         Securities Payable on Redemption Date.............................................89
SECTION 1108.         Securities Redeemed in Part.......................................................89

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                                 ARTICLE TWELVE

                              Subsidiary Guarantee

SECTION 1201.         Subsidiary Guarantee..............................................................90
SECTION 1202.         Execution and Delivery of Subsidiary Guarantees...................................91
SECTION 1203.         Release of Subsidiary Guarantors..................................................92
SECTION 1204.         Additional Subsidiary Guarantors..................................................92
SECTION 1205.         Subordination of CII Subsidiary Guarantee.........................................93


                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

SECTION 1301.         Company's Option to Effect Defeasance or Covenant Defeasance......................93
SECTION 1302.         Defeasance and Discharge..........................................................93
SECTION 1303.         Covenant Defeasance...............................................................94
SECTION 1304.         Conditions to Defeasance or Covenant Defeasance...................................94
SECTION 1305.         Deposited Money and U.S. Government Obligations to be Held
                         in Trust; Other Miscellaneous Provisions.......................................96
SECTION 1306.         Reinstatement.....................................................................97

SIGNATURES..............................................................................................98

Schedule I      -   Existing Indebtedness
Schedule II     -   Existing Liens
Schedule III    -   Existing Dividend and Payment Restrictions

Annex A         -   Form of Regulation S Certificate
Annex B         -   Form of Restricted Certificates
Annex C         -   Form of Unrestricted Securities Certificate

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                  INDENTURE, dated as of September 23, 1997, among EMERGENT
GROUP, INC., a corporation duly organized and existing under the laws of South
Carolina (herein called the "Company"), having its principal office at 15 South
Main Street, Greenville, South Carolina 29610, each of the Subsidiary Guarantors
(as hereinafter defined) and Bankers Trust Company, a New York banking corporation duly organized and existing under the laws of New York, as Trustee
(herein called the "Trustee").

                           RECITALS OF THE COMPANY AND THE SUBSIDIARY GUARANTORS

                  The Company has duly authorized the creation of an issue of its 10.75% Senior Notes due 2004 of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Securities may consist of either or both of Original Securities or Exchange Securities, each as defined herein. The Original Securities and the Exchange Securities shall rank pari passu with one another.

                  The Company and the presently existing Subsidiary Guarantors are members of the same consolidated group of companies and are engaged in related businesses; the presently existing Subsidiary Guarantors will derive direct and indirect economic benefit from the issuance of the Securities;
accordingly, each presently existing Subsidiary Guarantor has duly authorized the execution and delivery of this Indenture to provide for its full, unconditional and joint and several guarantee of the Securities.

                  All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, to make the Subsidiary Guarantees
(as hereinafter defined) of each of the Subsidiary Guarantors, when executed by the respective Subsidiary Guarantors and endorsed on the Securities, the valid obligations of the respective Subsidiary Guarantors, and to make this Indenture a valid agreement of the Company and each of the Subsidiary Guarantors in accordance with its terms, have been done.

                  All things necessary to make the Subsidiary Guarantees, when executed by the Subsidiary Guarantors, the valid obligation of the Subsidiary
Guarantors, and to constitute these presents a valid indenture and agreement of the Subsidiary Guarantors, according to its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


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                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.  Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (3) unless the context otherwise requires, any reference to an "Article" or a "Section", or to an "Annex", refers to an Article or Section of, or to an Annex attached to, this Indenture, as the case may be;

                  (4) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Assets" means (i) any property or assets (other than Indebtedness and Capital Stock) used or useful in a Related Business; (ii) the Capital Stock of a Person primarily engaged in a Related Business that is or becomes a Restricted Subsidiary as a result of or upon the acquisition of such Capital Stock by the Company or another Restricted Subsidiary; or (iii) Capital
Stock constituting a minority interest in any Person primarily engaged in a Related Business to the extent in compliance with Section 1010.

                  "Adjusted Consolidated Net Worth," as of any date, means the Consolidated Net Worth of the Company and its Restricted Subsidiaries excluding therefrom any amounts which are attributable to any Restricted Subsidiary that is not a Subsidiary Guarantor.

                  "Adjusted Indebtedness," as of any date, means the aggregate amount of all Indebtedness of the Company and its Restricted Subsidiaries other than:

                  (i) an amount of Indebtedness that is equal to the greater of
         (x) 85% of the aggregate principal amount of Qualifying Mortgage
         Receivables and (y) the aggregate amount of

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         Permitted Mortgage Warehouse Indebtedness, provided that the amount excluded pursuant to this clause (i) shall not in any event exceed the sum of (A) the aggregate amount of Permitted Mortgage Warehouse
         Indebtedness plus (B) the principal amount of all outstanding CII
         Notes;

                  (ii) Permitted Warehouse Indebtedness that is not Permitted
         Mortgage Warehouse Indebtedness;

                  (iii) Indebtedness of any Restricted Subsidiary that is a Small Business Investment Company that is permitted by clause (vii) of the definition of Permitted Indebtedness; and

                  (iv) Hedging Obligations permitted by clause (viii) of the definition of Permitted Indebtedness.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Member" means any member of, or participant in, the Depositary.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of Euroclear and Cedel, and of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Asset Sale" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of the definition as a "disposition") (but excluding (a) any merger, consolidation or sale of assets of the Company subject to and permitted by
Section 801 and (b) sales, transfers or dispositions (including by way of securitization) of Receivables (other than Retained Interest Receivables) and sales of foreclosed assets, in each case in the ordinary course of business) of
(i) any shares of Capital Stock of a Restricted Subsidiary (other than director's qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary), (ii) all or substantially all the assets of any division or line of business of the Company or any Restricted Subsidiary, (iii) any other assets of the Company or any Restricted Subsidiary outside of the ordinary course of business of the Company or such Restricted Subsidiary or (iv) any Retained Interest Receivables (other than, in the case of (i), (ii), (iii) and (iv) above, a disposition by a Restricted Subsidiary to the Company or by the Company or a Restricted
Subsidiary to a Wholly Owned Subsidiary).

                  "Asset Sale Proceeds" means, with respect to any Asset Sale,
(i) cash received by the Company or any Restricted Subsidiary from such Asset
Sale (including cash received as consideration for the assumption of liabilities incurred in connection with or in anticipation of such

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Asset Sale), after (a) provision for all income or other taxes measured by or resulting from such Asset Sale, (b) payment of all brokerage commissions, underwriting and other fees and expenses related to such Asset Sale, (c) provision for minority interest holders in any Restricted Subsidiary as a result of such Asset Sale and (d) deduction of appropriate amounts to be provided by the Company or a Restricted Subsidiary as a reserve, in accordance with GAAP, against any liabilities associated with the assets sold or disposed of in such Asset Sale and retained by the Company or a Restricted Subsidiary after such Asset Sale, including, without limitation, pension and other post- employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with the assets sold or disposed of in such Asset Sale, and (ii) promissory notes and other non-cash consideration received by the Company or any Restricted Subsidiary from such Asset Sale or other disposition upon the liquidation or conversion of such notes or noncash consideration into cash.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate
Securities.

                  "Board of Directors" means, with respect to the Company, either the board of directors of the Company or any committee of that board duly authorized to act for it in respect hereof, and with respect to any Subsidiary
Guarantor, either the board of directors of such Subsidiary Guarantor or any committee of that board duly authorized to act for it in respect hereof.

                  "Board Resolution" means, with respect to the Company or a Subsidiary Guarantor, a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or such Subsidiary Guarantor, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means, with respect to any particular place, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any such day on which banking institutions in The City of New York, New York are authorized or obligated by law or executive order to close.

                  "Capitalized Lease Obligations" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

                  "Capital Stock" means, with respect to any Person, any and all shares or other equivalents (however designated) of capital stock, partnership interests or any other participation, right or other interest in the nature of an equity interest in such Person or any option, warrant or other security convertible into any of the foregoing.

                  "Cedel" means Cedel Bank, S.A. (or any successor securities clearing agency).

                  A "Change of Control" will be deemed to have occurred at such time as either (a) any Person or any Persons acting together that would constitute a "group" (a "Group") for purposes of Section 13(d) of the Exchange
Act, together with any Affiliates thereof, other than Permitted Holders, shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) at least 50% of the aggregate voting power of all classes of Voting Stock of the Company;

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(b) any Person or Group other than Permitted Holders, together with any
Affiliates thereof, shall succeed in having a sufficient number of its nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who was a nominee of or is an Affiliate or Related
Person of such Person or Group, will constitute a majority of the Board of Directors of the Company; or (c) all or substantially all of the assets of the Company are sold, transferred, leased or otherwise disposed of, other than a sale or transfer to, or lease by, Permitted Holders; provided that a securitization or sale of Receivables in the ordinary course of business shall not be deemed to be a sale, transfer or disposition of all or substantially all of the assets of the Company.

                  "CII" means Carolina Investors, Inc., a South Carolina corporation, and its successors.

                  "CII Senior Indebtedness" means bank notes and any and all other indebtedness of CII other than (1) any Indebtedness as to which the terms of the instrument creating or evidencing the same provide that such Indebtedness is not superior in right of payment to, or is on a parity with or subordinate in right of payment to, CII's Subsidiary Guarantee or any CII Note, (2) any Indebtedness which is subordinated in right of payment in any respect to any other Indebtedness of CII, (3) Indebtedness evidenced by the CII Notes, (4) any
Indebtedness owed to a Person when such Person is a Subsidiary or any other
Affiliate of CII, (5) any obligation of CII arising from Disqualified Capital
Stock of CII, (6) that portion of any Indebtedness which is Incurred in violation of the Indenture, (7) Indebtedness which, when Incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to CII, (8) any liability for federal, state, local or other taxes owed or owing by CII, (9) any Indebtedness for the purchase of goods, materials or services, or consisting of operating lease rental payments, in the ordinary course of business or Indebtedness consisting of trade payables or other current liabilities (other than current liabilities for money borrowed and the current portion of long-term CII Senior Indebtedness), (10) Indebtedness of or amounts owed by CII for compensation to employees or for services rendered and (11) Indebtedness issued as a dividend on, or in redemption or exchange for, Capital Stock of CII.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under applicable law, then the body performing such duties at such time.

                  "Common Stock" of any Person means all Capital Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
"Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by

                                                  -5-




its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Leverage Ratio," as of any date of determination, means the ratio of (i) Adjusted Indebtedness to (ii) Adjusted Consolidated Net Worth.

                  "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that (a) the Net Income of any Person in which the Person in question or any of its Subsidiaries has less than a 100% interest (which interest does not cause the net income of such other Person to be consolidated into the net income of the Person in question in accordance with
GAAP) shall be included only to the extent of the amount of dividends or distributions paid to the Person in question or a Subsidiary of such Person, (b) the Net Income of any Subsidiary of the Person in question that is subject to any restriction or limitation on the payment of dividends or the making of other distributions (other than pursuant to the Notes or the Indenture) shall be excluded to the extent of such restriction or limitation, (c)(i) the Net Income of any Person acquired in a pooling of interests transaction for any period to the date of such acquisition and (ii) any net gain (but not loss) resulting from an Asset Sale by the Person in question or any of its Subsidiaries other than in the ordinary course of business shall be excluded and (d) extraordinary gains and losses (including any related tax effects) shall be excluded.

                  "Consolidated Net Worth" means, with respect to any Person at any date, the consolidated stockholder's equity of such Person less the amount of such stockholder's equity attributable to Disqualified Capital Stock of such Person and its Subsidiaries, as determined in accordance with GAAP.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group, or at any other time at such other address as the Trustee may designate from time to time by notice to the Holders.

                  "corporation" means a corporation, association, company, joint stock company, limited liability company, partnership or business trust.

                  "Currency Agreement" means in respect of a Person any foreign exchange contract, currency swap agreement of other similar agreement or arrangement to which such Person is a party or a beneficiary.

                  "Default" means any event which is, or after notice or passage of time both would be, an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "Depositary" means DTC until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean such successor Depositary.

                  "Disqualified Capital Stock" means any Capital Stock of the Company or any Restricted Subsidiary which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of the Notes, for cash or securities constituting Indebtedness. Without limitation of the foregoing, Disqualified Capital Stock shall be deemed to include (i) any Preferred Stock of a Restricted Subsidiary and (ii) any Preferred Stock of the Company, with respect to either of which, under the terms of such Preferred Stock, by agreement or otherwise, such Restricted Subsidiary or the Company is obligated to pay current dividends or distributions in cash during the period prior to the maturity date of the Notes; PROVIDED, HOWEVER, that Preferred Stock of the Company or any Restricted Subsidiary thereof that is issued with the benefit of provisions requiring a change of control offer to be made for such Preferred Stock in the event of a change of control of the Company or Restricted Subsidiary, which provisions have substantially the same effect as the provisions of Section 1017, shall not be deemed to be Disqualified Capital Stock solely by virtue of such provisions.

                  "Dollars" and "$" means such coins or currency of the United States of America which is legal tender for payment of public and private debts.

                  "DTC" means The Depository Trust Company, a New York corporation.

                  "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Offer" means an offer made pursuant to an effective registration statement under the Securities Act by the Company and the Subsidiary Guarantors to exchange securities substantially identical to Outstanding Securities (except for the differences provided for herein) for Outstanding Securities.

                  "Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of September 23, 1997, among the Company, the Subsidiary Guarantors, the Purchasers and the Holders from time to time as provided therein, as such agreement may be amended from time to time.

                  "Exchange Securities" means the Securities issued pursuant to the Exchange Offer and their Successor Securities.

                  "Expiration Date" has the meaning specified in Section 104.

                  "GAAP" means generally accepted accounting principles consistently applied as in effect on the date of this Indenture.

                  "Global Security" means a Security that is registered in the Security Register in the name of the Depositary.

                  "Guarantee" means an obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) enter into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any person Guaranteeing any obligation.

                  "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement or Currency Agreement.

                  "Holder" means, with respect to any Security, a Person in whose name such Security is registered in the Security Register.

                  "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Subsidiary at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall be deemed Incurrence of Indebtedness.

                  "Indebtedness" means (without duplication), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and shall also include, to the extent not otherwise included, (i) any Capitalized Lease Obligations, (ii) obligations secured by a Lien to which the property or assets owned or held by such Person are subject, whether or not the obligation or obligations secured thereby shall have been assumed (provided, however, that if such obligation or obligations shall not have been assumed, the amount of such indebtedness shall be deemed to be the lesser of the principal amount of the obligation or the fair market value of the pledged property or assets), (iii) Guarantees of items of other Persons which would be included within this definition for such other Persons (whether or not such items would appear upon the balance sheet of the guarantor), (iv) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (provided that in the case of any such letters of credit, the items for which such letters of credit provide credit support are those of other Persons which would be included within this definition for such other Persons),
(v) Disqualified Capital Stock and (vi) obligations of any such Person under any Hedging Obligations. Except in the case of Warehouse Indebtedness (the amount of which shall be determined in accordance with the definition thereof), the amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, PROVIDED (i) that the amount outstanding at any time of any Indebtedness issued with original issue discount is the principal amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP and (ii) that Indebtedness shall not include any liability for federal, state, local or other taxes. Notwithstanding any other provision of the foregoing definition, any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business which are not overdue or which are being contested in good faith shall not be deemed to be "Indebtedness" of the Company or any Restricted Subsidiary for purposes of this definition. Furthermore, Guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included. Notwithstanding the foregoing, any securities issued in a securitization by a special purpose owner trust or other Person, including without limitation, any Securitization Trust, formed by or on behalf of a Person and to which Receivables have been sold or otherwise transferred by or on behalf of such Person or its Restricted Subsidiaries shall not be treated as Indebtedness of such Person or its Restricted Subsidiaries under the Indenture, regardless of whether such securities are treated as indebtedness for tax purposes.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the Annexes attached to this instrument.

                  "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

                  "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, repurchase agreement, futures contract or other financial agreement or arrangement designed to protect the Company or any Restricted Subsidiary against fluctuations in interest rates.

                  "Investment Grade Rating" means a rating equal to or higher than Baa3 (or the equivalent) and BBB- (or the equivalent) by Moody's and S&P, respectively.

                  "Investments" means, directly or indirectly, any advance, account receivable (other than an account receivable arising in the ordinary course of business or acquired as part of the assets acquired by the Company in connection with an acquisition of assets which is otherwise permitted by the terms of this Indenture), loan or capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others or otherwise), the purchase of any stock, bonds, notes, debentures, partnership or joint venture interests or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or assets or stock or other evidence of beneficial ownership of, any Person or the making of any investment in any Person. Investments shall exclude
(i) extensions of trade credit on commercially reasonable terms in accordance with normal trade practices and (ii) the repurchase of securities of any Person by such Person.

                  "Issue Date" means the date on which the Securities are originally issued.

                  "Lien" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any Capitalized Lease Obligation, conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right or otherwise.

                  "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

                  "Net Income" means, with respect to any Person for any period, the net income (loss) of such Person determined in accordance with GAAP.

                  "Non-Recourse Indebtedness" means Indebtedness (i) as to which neither the Company nor any of the Restricted Subsidiaries (other than the Person incurring such Indebtedness) (a) provides a Guarantee or other credit enhancement of any kind (including any undertaking, agreement or instruction that would constitute Indebtedness) or (b) is directly, or indirectly liable (as the primary obligor or otherwise); (ii) no default with respect to which would permit, upon notice, lapse of time or both, any holder of any other Indebtedness (other than the Notes) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders or holders thereof have been notified in writing that they will not have any recourse to the Capital Stock or assets of the Company or any of its Restricted Subsidiaries (other than the Person Incurring such Indebtedness).

                  "Notice of Default" means a written notice of the kind specified in Section 501(5).

                  "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or a Subsidiary Guarantor, as the case may be, and delivered to the Trustee.

                  "Opinion of Counsel" means, as to the Company or a Subsidiary Guarantor, a written opinion of counsel, who may be counsel for the Company or such Subsidiary Guarantor, as the case may be, and who shall be acceptable to the Trustee, delivered to the Trustee.

                  "Original Securities" means the Securities sold by the Company to the Purchasers pursuant to the Purchase Agreement.

                  "Other Securities" means the Securities sold by the Purchasers in the initial offering contemplated by the Purchase Agreement in reliance on an exemption from the registration requirements of the Securities Act other than Rule 144A or Regulation S.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                         (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                        (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Subsidiary Guarantor) in trust or set aside and segregated in trust by the Company or a Subsidiary Guarantor (if the Company or a Subsidiary Guarantor shall act as a Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made; and

                       (iii) Securities that have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company, any Subsidiary Guarantor or any other obligor upon the Securities or any Affiliate of the Company, of any Subsidiary Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities that a responsible officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, a Subsidiary Guarantor or any other obligor upon the Securities or any Affiliate of the Company, of any Subsidiary Guarantor or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

                  "Permitted Holder" means (i) the directors and executive officers of the Company at the Issue Date; (ii) the members of the immediate family of any person referred to in clause (i) above; (iii) any trust created for the benefit of any person described in clause (i) or (ii) above or any of their estates; and (iv) any corporation that is controlled by any Person described in clause (i), (ii) or (iii) above.

                  "Permitted Indebtedness" means:

                  (i) Permitted Warehouse Indebtedness and Guarantees thereof by the Company or any Restricted Subsidiary; provided, however, that to the extent any such Indebtedness of the Company or a Restricted Subsidiary ceases to constitute Permitted Warehouse Indebtedness, such Indebtedness shall be deemed to be Incurred by the Company or such Restricted Subsidiary, as the case may be, at the time such Indebtedness ceases to constitute Permitted Warehouse Indebtedness;

                  (ii) Indebtedness of the Company or a Restricted Subsidiary owed to and held by the Company or a Restricted Subsidiary; provided, however, that any designation of such Restricted Subsidiary as an Unrestricted Subsidiary, any subsequent issuance or transfer of any Capital Stock which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company or another Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be;

                  (iii)  the Notes and the Subsidiary Guarantees;

                  (iv) Indebtedness outstanding on the Issue Date (other than Indebtedness described in clause (i), (ii), (iii) or (vi) of this definition) as described in Schedule I hereto;

                  (v) Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to the first paragraph of Section 1008 or pursuant to clause (iii) or (iv) of this definition or this clause (v);

                  (vi) Indebtedness consisting of notes and debentures issued by CII that are Incurred for the purpose of funding the origination or purchase of Receivables;

                  (vii) Indebtedness of any Restricted Subsidiary that is a Small Business Investment Company consisting of debentures or other securities issued by such Small Business Investment Company to the SBA pursuant to Section 303 of the Small Business Investment Act of 1958, in an amount not to exceed three times the Consolidated Net Worth of such Small Business Investment Company;

                  (viii) Hedging Obligations directly related to: (1) Indebtedness permitted to be Incurred by the Company or any Restricted Subsidiary pursuant to the Indenture; (2) Receivables held by the Company or its Restricted Subsidiaries pending sale or securitization or that have been sold pursuant to a Warehouse Facility;
         (3) Receivables with respect to which the Company or any Restricted Subsidiary reasonably expects to purchase or finance or acquire a security interest in or accept as collateral; or (4) Retained Interest Receivables and other assets owned or financed by the Company or any Restricted Subsidiary; and

                  (ix) Indebtedness in an aggregate principal amount which, together with the principal amount of all other Indebtedness of the Company and its Restricted Subsidiaries Incurred pursuant to this clause (viii) outstanding on the date of such Incurrence, does not exceed $10 million at any one time outstanding.

         "Permitted Investment" means, for any Person, Investments made on or after the Issue Date consisting of:

                  (i) Investments by the Company or a Restricted Subsidiary in the Company or a Restricted Subsidiary;

                  (ii)  Temporary Cash Investments;

                  (iii) any Investment by the Company or a Restricted Subsidiary in a Person, if as a result of such Investment (a) such Person becomes a Restricted Subsidiary, (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary or (c) such businesses or assets are owned by the Company or a Restricted Subsidiary;

                  (iv) an Investment that is made by the Company or a Restricted Subsidiary in the form of any stock, bonds, notes, debentures, partnership or joint venture interests or other securities that are issued by a third party to the Company or a Restricted Subsidiary solely as partial consideration for the consummation of an Asset Sale that is otherwise permitted under the provisions of Section 1013;

                  (v) Investments consisting of (a) purchases and acquisitions of inventory, supplies, materials and equipment, or (b) licenses or leases of intellectual property and other assets, in each case in the ordinary course of business;

                  (vi) Investments consisting of loan and advances to employees for reasonable travel, relocation and business expenses in the ordinary course of business, extensions of trade credit in the ordinary course of business, and prepaid expenses incurred in the ordinary course of business;

                  (vii) Investments consisting of Receivables made in the ordinary course of business and any Capital Stock or other consideration received in connection therewith;

                  (viii) Investments consisting of Interest Rate Agreements and Currency Agreements;

                  (ix)  Investments consisting of Retained Interest Receivables;

                  (x) Investments consisting of loans to third parties for the origination of Receivables in the ordinary course of business and any Capital Stock or other consideration received in connection therewith; and

                  (xi) Capital Stock of or in the form of a transfer of Receivables to a Qualifying Securitization Subsidiary pursuant to a securitization of such Receivables.

                  "Permitted Liens" means, with respect to any Person,

                  (i) pledges or deposits by such Person under worker's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits or Liens to secure public or statutory obligations of such Person or deposits of cash or United States government bonds or Liens to secure surety, performance, appeal or other bonds with respect to such Person, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

                  (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or Liens arising out of judgments or awards against such Person with respect to which such person shall then be proceeding with an appeal or other proceedings for review;

                  (iii) Liens for taxes, assessments or other governmental charges not yet subject to penalties for nonpayment or which are being contested in good faith and by appropriate proceedings;

                  (iv) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit do not constitute indebtedness;

                  (v) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property; or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

                  (vi) Liens securing Purchase Money Indebtedness; provided, however, that the Lien may not extend to any other property owned by such Person or any of its Subsidiaries at the time the Lien is Incurred, and the Indebtedness secured by the Lien may not be Incurred more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien;

                  (vii) Liens to secure Permitted Warehouse Indebtedness and Guarantees thereof;

                  (viii) Liens existing on the Issue Date as described in
         Schedule II hereto;

                  (ix) Liens on property or shares of Capital Stock of another Person at the time such other Person becomes a Subsidiary of such Person; provided, however, that such Liens are not created or Incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided further, however, that such Lien may not extend to any other property owned by such Person or any of its Subsidiaries;

                  (x) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided, however, that such Liens are not created or Incurred in connection with, or in contemplation of, such acquisition; provided, further, however, that the Liens may not extend to any other property owned by such Person or any of its Subsidiaries;

                  (xi) Liens securing Hedging Obligations so long as such Hedging Obligations relate to Indebtedness that is, and is permitted under the Indenture to be, secured by a Lien on the same property securing such Hedging Obligations and the related Indebtedness is not Incurred in violation of the Indenture;

                  (xii) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any indebtedness secured by any Lien referred to in the foregoing clauses (vi), (viii), (ix) and
         (x); provided, however, that (a) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements to or on such property) and (b) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (1) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (vi),
         (viii), (ix) or (x), as the case may be, at the time the original Lien became a Permitted Lien and (2) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing refunding, extension renewal or replacement;

                  (xiii) Liens securing Capitalized Lease Obligations permitted to be Incurred under the Indenture, PROVIDED that such Lien does not extend to any property other than that subject to the underlying lease;

                  (xiv) Liens on Retained Interest Receivables (or on the Capital Stock of any Restricted Subsidiary substantially all the assets of which are Retained Interest Receivables); provided, however, that, unless a Termination Event has occurred, (x) any such Liens may only encumber Retained Interest Receivables in an amount not to exceed 75% of the excess, if any, of (i) the total amount of Retained Interest Receivables, determined on a consolidated basis in accordance with GAAP, as of the time of creation of such Lien over (ii) an amount equal to 150% of the aggregate amount of all unsecured and unsubordinated Indebtedness of the Company and its Restricted Subsidiaries as of the time of creation of such Lien; and (y) the balance of Retained Interest Receivables not permitted to be encumbered by the foregoing proviso (x) shall remain unencumbered by any Lien;

                  (xv) any Lien in the form of "over-collateralization" of the senior securities issued in, or subordination of or recourse to all or a portion of Retained Interest Receivables of the Company or any Subsidiary attributable to, a securitization of Receivables (or similar arrangements), in each case to the extent reflected in the book value of such Retained Interest Receivables, which Lien is in favor of the holders of other securities issued by the trust or other Person relating to such securitization; and

                  (xvi) Liens in favor of the Company or any Restricted Subsidiary;

                  "Permitted Mortgage Warehouse Indebtedness" means Permitted Warehouse Indebtedness for which the related Receivables are residential mortgage loans.

                  "Permitted Warehouse Indebtedness" means Warehouse Indebtedness in connection with a Warehouse Facility; provided, however, that
(i) the assets as to which such Warehouse Indebtedness relates are or, prior to any funding under the related Warehouse Facility with respect to such assets, were eligible to be recorded as held for sale on the consolidated balance sheet of the Company in accordance with GAAP, (ii) such Warehouse Indebtedness will be deemed to be Permitted Warehouse Indebtedness (a) in the case of a Purchase Facility, only to the extent the holder of such Warehouse Indebtedness has no contractual recourse to the Company and its Restricted Subsidiaries to satisfy claims in respect of such Permitted Warehouse Indebtedness in excess of the realizable value of the Receivables financed thereby, and (b) in the case of any other Warehouse Facility, only to the extent of the lesser of (1) the amount advanced by the lender with respect to the Receivables financed under such Warehouse Facility, and (2) the principal amount of such Receivables and (iii) any such Indebtedness has not been outstanding in excess of 364 days.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Preferred Stock" means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

                  "Public Equity Offering" means an underwritten primary public offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act.

                  "Purchase Agreement" means the Securities Purchase Agreement dated September 17, 1997 between the Company and the Purchasers.

                  "Purchase Facility" means any Warehouse Facility in the form of a purchase and sale facility pursuant to which the Company or a Restricted Subsidiary sells Receivables to a financial institution and retains a right of first refusal upon the subsequent resale of such Receivables by such financial institution.

                  "Purchase Money Indebtedness" means any Indebtedness incurred by a Person to finance or refinance the cost of the construction or purchase of, or repairs, improvements or additions to, an item of property the principal amount of which Indebtedness does not exceed the sum of (i) 100% of such cost and (ii) reasonable fees and expenses of such Person incurred in connection therewith.

                  "Purchasers" means First Union Capital Markets Corp., J.P. Morgan Securities Inc. and Wheat, First Securities, Inc.

                  "Qualifying Mortgage Receivable" means a residential mortgage loan on an owner-occupied one-to-four family property which loan is, at the time of determination, current or less than 90 days delinquent.

                  "Qualifying Securitization Subsidiary" means any Subsidiary of the Company that (i) does not engage in, and whose charter prohibits it from engaging in, any activities other than a securitization of Receivables which have been sold or otherwise transferred to such Subsidiary by the Company or another Subsidiary of the Company in a transaction that constitutes a "true sale" under GAAP, (ii) constitutes a "special purpose vehicle" under rating agency guidelines, and (iii) does not have any Indebtedness other than Non-Recourse Indebtedness.

                  "Rating Agencies" means Moody's and S&P.

                  "Receivables" means consumer and commercial loans, leases and receivables purchased or originated by the Company or any Restricted Subsidiary; provided, however, that for purposes of determining the amount of a Receivable at any time, such amount shall be determined in accordance with GAAP, consistently applied, as of the most recent practicable date.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed as set forth in the Securities.

                  "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "Refinancing Indebtedness" means Indebtedness that Refinances any Indebtedness of the Company or any Restricted Subsidiary, but only to the extent that (i) the Refinancing Indebtedness is subordinated to the Securities or Subsidiary Guarantee, as applicable, to at least the same extent as the Indebtedness being Refinanced, if at all, (ii) the Refinancing Indebtedness is scheduled to mature either (a) no earlier than the Indebtedness being Refinanced, or (b) after the Stated Maturity of the Securities, (iii) the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the maturity date of the Securities has a weighted average life to maturity at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the weighted average life to maturity of the portion of the Indebtedness being Refinanced that is scheduled to mature on or prior to the maturity date of the Securities, (iv) such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the sum of (a) the aggregate principal amount then outstanding under the Indebtedness being Refinanced, (b) the amount of accrued and unpaid interest, if any, and premiums owed, if any, not in excess of preexisting prepayment provisions on such Indebtedness being Refinanced and (c) the amount of customary fees, expenses and costs related to the incurrence of such Refinancing Indebtedness, and (v) such Refinancing Indebtedness is Incurred by the same Person that initially Incurred the Indebtedness being Refinanced, except that the Company may Incur Refinancing Indebtedness to Refinance Indebtedness of any Wholly Owned Subsidiary of the Company.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the March 1 or September 1 (regardless of whether a Business
Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

                  "Regulation S Global Security" has the meaning specified in
Section 201.

                  "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Regulation S Security.

                  "Regulation S Securities" means all Securities required pursuant to Section 306(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

                  "Related Business" means any consumer or commercial finance business or any financial service business relating thereto, including, without limitation, businesses of the Company in existence as of the Issue Date.

                  "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the Corporate Trust Office, including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

                  "Restricted Global Security" has the meaning specified in
Section 201.

                  "Restricted Payment" with respect to any Person means any of the following: (i) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) (other than (a) dividends or distributions payable solely in its Capital Stock (other than Disqualified Capital Stock) or in options, warrants or other rights to purchase Capital Stock (other than Disqualified Capital Stock), and (b) in the case of a Subsidiary, dividends or distributions payable solely to the Company or a Wholly Owned Subsidiary of the Company or pro rata dividends or distributions), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any Person or of any Capital Stock of a Restricted Subsidiary (other than Capital Stock owned by the Company or a Wholly Owned Subsidiary, excluding Disqualified Capital Stock),
(iii) the making of any principal payment on, or the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of, any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition), (iv) the making of any Investment or Guarantee of any Investment in any Person other than a Permitted Investment, (v) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary on the basis of the Investment by the Company therein or (vi) the forgiveness of any Indebtedness of an Affiliate of the Company (other than a Restricted Subsidiary) to the Company or a Restricted Subsidiary. For purposes of determining the amount expended for Restricted Payments, cash distributed or invested shall be valued at the face amount thereof and property other than cash shall be valued at its fair market value.

                  "Restricted Period" means the period of 40 consecutive days beginning on and including the first day after the Issue Date.

                  "Restricted Securities" means all Securities required pursuant to Section 305(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Security.

                  "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

                  "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Restricted Security.

                  "Restricted Subsidiary" means any Subsidiary of the Company, whether existing on or after the date of this Indenture, unless such Subsidiary is an Unrestricted Subsidiary.

                  "Retained Interest" means, over the life of a "pool" of Receivables that have been sold or otherwise transferred by a person to a trust or other Person in a securitization or sale, the direct or indirect rights retained by such Person or its Restricted Subsidiaries at or subsequent to the closing of such securitization or sale with respect to such "pool", including any rights to receive cash flows attributable to such pool and retained by such Person, whether such rights are contractual, by virtue of such Person being a holder of Capital Stock of such trust or other Person or otherwise.

                  "Retained Interest Receivables" of a Person means the direct or indirect right to Retained Interest capitalized on such Person's or any of its Restricted Subsidiaries' consolidated balance sheet (the amount of which shall be determined in accordance with GAAP), including, without limitation, subordinated and interest-only certificates and any such rights as a holder of Capital Stock of a trust or other Person to which a "pool" of Receivables has been sold or otherwise transferred in a securitization or sale.

                  "Rule 144" means Rule 144 under the Securities Act.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Rule 144A Securities" means the Securities purchased by the Purchasers from the Company pursuant to the Purchase Agreement, other than the Other Securities and the Regulation S Securities.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor to the rating agency business thereof.

                  "Securities" means the securities described in the recitals hereof.

                  "Securities Act" means the Securities Act of 1933 and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

                  "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

                  "Securitization Special Purpose Subsidiary" means (i) a Restricted Subsidiary formed in connection with a securitization (a) all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more Restricted Subsidiaries, (b) that has no assets other than Retained Interest Receivables created in such securitization and (c) that conducts no business other than holding such Retained Interest Receivables or
(ii) that is a Qualifying Securitization Subsidiary.

                  "Securitization Trust" means any Person (whether or not a Subsidiary of the Company) established exclusively for the purpose of issuing securities in connection with any securitization, the obligations of which are without recourse to the Company or any Restricted Subsidiary.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Small Business Investment Company" means a small business investment company within the meaning of Section 301 of the Small Business Investment Act of 1958.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest is due and payable.

                  "Subordinated Obligation" means any Indebtedness of the Company or a Subsidiary Guarantor (whether outstanding on the Issue Date or thereafter Incurred) which is, by its terms pursuant to a written agreement, subordinate or junior in right of payment to the Notes or such Subsidiary Guarantor's Subsidiary Guarantee, as the case may be.

                  "Subsidiary" of any specified Person means any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with the first-named Person for financial statement purposes.

                  "Subsidiary Guarantees" means the Guarantees of each Subsidiary Guarantor in the form of Section 205 and as provided in Article Twelve.

                  "Subsidiary Guarantors" means (i) CII, Emergent Business Capital, Inc., a South Carolina corporation, Emergent Commercial Mortgage, Inc., a South Carolina corporation, Emergent Equity Advisors, Inc., a South Carolina corporation, Emergent Financial Corp., a South Carolina corporation, Emergent Mortgage Corp., a South Carolina corporation, Emergent Mortgage Corp. of Tennessee, a South Carolina corporation, Premier Financial Services, Inc., a South Carolina corporation, Sterling Lending Corporation, a South Carolina corporation, Sterling Lending Insurance Agency, Inc., a Louisiana corporation, The Loan Pro$, Inc., a South Carolina corporation, (ii) any successor of the foregoing; and (iii) each other Restricted Subsidiary of the Company that becomes a Subsidiary Guarantor in accordance with Section 1204 hereof; in each case (i), (ii) and (iii) until such Subsidiary Guarantor ceases to be such in accordance with Section 1203 hereof.

                  "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Temporary Cash Investments" means (i) Investments in marketable, direct obligations issued or guaranteed by the United States of America, or of any governmental agency or political subdivision thereof, maturing within 365 days of the date of purchase; (ii) Investments in certificates of deposit issued by a bank organized under the laws of the United States of America or any state thereof or the District of Columbia, in each case having capital, surplus and undivided profits totaling more than $500,000,000 and rated at least A by S&P and A-2 by Moody's, maturing within 365 days of purchase; or (iii) Investments not exceeding 365 days in duration in money market funds that invest substantially all of such funds' assets in the Investments described in the preceding clauses (i) and (ii).

                  A "Termination Event" shall be deemed to occur at any time (i) the ratings assigned to the Notes by both of the Rating Agencies are Investment Grade Ratings and (ii) no Default or Event of Default has occurred and is continuing.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "United States" means the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

                  "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either (a) the Subsidiary to be so designated has total assets of $1,000 or less or (b) if such Subsidiary has assets greater than $1,000, such designation would be permitted under provisions of Section 1010. Notwithstanding the foregoing, no Subsidiary shall be designated an Unrestricted Subsidiary, and any Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary, if any Indebtedness of such Subsidiary or any Subsidiary thereof shall not be Non- Recourse Indebtedness. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation (i) the Company could Incur $1.00 of additional Indebtedness under the first paragraph of Section 1008 and (ii) no Event of Default or Default shall have occurred and be continuing or result therefrom. Any such designation by the Board of Directors shall be evidenced by the Company to the Trustee by promptly filing with the Trustee a copy of the board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

                  "Vice President", when used with respect to the Company, each Subsidiary Guarantor or the Trustee, means any vice president, regardless of whether designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  "Warehouse Facility" means any funding arrangement with a financial institution or other lender or purchaser to the extent such agreement is to finance the purchase or origination of Receivables by the Company or a Subsidiary of the Company, or the making of loans to a Person for the purpose of financing the purchase or origination by such Person of consumer or commercial loans, leases or receivables for resale or sale to the Company or any Subsidiary of the Company, and in each case for the purpose of pooling such Receivables prior to securitization or sale in the ordinary course of business, including purchase and sale facilities pursuant to which the Company or a Subsidiary of the Company sells Receivables to a financial institution and retains a right of first refusal upon the subsequent resale of such Receivables by such financial institution.

                  "Warehouse Indebtedness" means the consideration received by the Company or its Restricted Subsidiaries under a Warehouse Facility with respect to Receivables until such time such Receivables are (i) securitized,
(ii) repurchased by the Company or its Restricted Subsidiaries or (iii) sold by the counterparty under the Warehouse Facility to a Person who is not an Affiliate of the Company.

                  "Wholly Owned Subsidiary" means a Restricted Subsidiary all the Capital Stock of which (other than directors' qualifying shares and shares held by other Persons to the extent such shares are required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary) is owned by the Company or one or more Wholly Owned Subsidiaries.


SECTION 102.  Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company and any Subsidiary Guarantor and any other obligor on the Securities, as appropriate, shall each furnish to the Trustee such certificates and opinions as may be required hereunder or under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel if to be given by counsel and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include,

         (1) a statement that each individual or firm signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual or firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether such covenant or condition has been complied with; and

         (4) a statement as to whether or not, in the opinion of each such individual or firm, such condition or covenant has been complied with.


SECTION 103.  Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company, any Subsidiary Guarantor or other obligor, as applicable, may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.  Acts of Holders; Record Dates.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent of such Holders duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  The ownership of Securities shall be proved by the Security Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Paying Agent, any Subsidiary Guarantor or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  The Company may set any day as a record date, written notice of which will be sent to the Trustee, for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, PROVIDED that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

                  The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

                  With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; PROVIDED that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


SECTION 105.  Notices, Etc., to Trustee, Company and Subsidiary Guarantors.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company or any Subsidiary Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, in the case of the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company and, in the case of any Subsidiary Guarantor, to it at the address of the Company's principal office specified in the first paragraph of this instrument, Attention Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by such Subsidiary Guarantor.

                  The Company and any Subsidiary Guarantor shall promptly transmit to the Trustee any request, demand, authorization, direction, notice, consent, waiver or Act received from any Holder.


SECTION 106.  Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register on the date such notice is mailed not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


SECTION 107.  Conflict with Trust Indenture Act.

                  Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company, the Subsidiary Guarantors and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


SECTION 108.  Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction of any provision hereof.

SECTION 109.  Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company and any Subsidiary Guarantor shall bind their successors and assigns, regardless of whether so expressed.


SECTION 110.  Separability Clause.

                  In case any provision in this Indenture, the Securities or the Subsidiary Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.  Benefits of Indenture.

                  Nothing in this Indenture or in the Securities or the Subsidiary Guarantees, express or implied, shall give to any Person, other than the parties hereto, the Holders of Securities and their respective successors hereunder and, solely with respect to CII's Subsidiary Guarantee, the holders of CII Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  Governing Law.

                  THIS INDENTURE, THE SECURITIES AND THE SUBSIDIARY GUARANTEES ENDORSED THEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.


SECTION 113.  Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, purchase date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or purchase date, or at the Stated Maturity of such Security, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or purchase date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                                 Security Forms

SECTION 201.  Forms Generally.

                  The Securities, the Subsidiary Guarantees to be endorsed thereon and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or depositary thereof or as may, consistently herewith, be determined by the officers executing such Securities or Subsidiary Guarantees, as the case may be, as evidenced by their execution of such Securities or Subsidiary Guarantees, as the case may be.

                  The definitive Securities and Subsidiary Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or Subsidiary Guarantees, as the case may be, as evidenced by their execution of such Securities or Subsidiary Guarantees, as the case may be.

                  In certain cases described elsewhere herein, the legends set forth in the first four paragraphs of Section 202 may be omitted from Securities issued hereunder.

                  Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security." Upon their original issuance, Regulation S Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Cedel. Such Global Securities, together with their Successor Securities which are Global Securities, are collectively herein called the "Regulation S Global Security."

                  Upon their original issuance, Other Securities shall not be issued in the form of a Global Security or in any other form intended to facilitate book-entry trading in beneficial interests in such Securities.


SECTION 202.  Form of Face of Security.

                  [INCLUDE IF SECURITY IS A RESTRICTED SECURITY --THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD

WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") THAT PURCHASES FOR ITS OWN ACCOUNT OF FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION COMPLYING WITH THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (E) OUTSIDE THE UNITED STATES TO FOREIGN PURCHASERS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (F) IN THE CASE OF EITHER (I) ANY INITIAL INVESTOR THAT IS A QIB OR A FOREIGN PURCHASER PURCHASING IN AN OFFSHORE TRANSACTION OR (II) ANY SUBSEQUENT INVESTOR, TO AN INSTITUTIONAL ACCREDITED INVESTOR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), AND OTHERWISE IN COMPLIANCE WITH OTHER APPLICABLE LAWS, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES," AND "U.S PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE ACT.]

                  [INCLUDE IF SECURITY IS A REGULATION S SECURITY -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

                  [INCLUDE IF SECURITY IS A GLOBAL SECURITY--THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                  [INCLUDE IF SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS THE DEPOSITARY--UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK 10004, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS

REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO., AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                              EMERGENT GROUP, INC.

                          10.75% Senior Notes due 2004


No. __________                                                     $________

                  EMERGENT GROUP, INC., a corporation organized and existing under the laws of South Carolina (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of ________________ Dollars [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT --, or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed in the aggregate at any time $125,000,000 as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture,] on September 15, 2004 and to pay interest thereon from September 23, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing March 15, 1998, at the rate of 10.75% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 12.75% per annum on any overdue principal and premium and on any overdue installment of interest until paid; PROVIDED that such rate is subject to increase under certain circumstances and for such periods as provided in the Exchange and Registration Rights Agreement hereinafter referred to. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (regardless of whether a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of

New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:


[Seal]                                           EMERGENT GROUP, INC.



                                                 By__________________________
                                                           Title:


                                                 By__________________________
                                                           Title:





SECTION 203.  Form of Reverse of Security.

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 10.75% Senior Notes due 2004 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $125,000,000, issued and to be issued under an Indenture, dated as of September 23, 1997 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, the Subsidiary Guarantors named therein and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the

Subsidiary Guarantors, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail in the event that on or before September 15, 2000 the Company receives net proceeds from the sale of its Common Stock in one or more Public Equity Offerings, in which case the Company may, at its option, use all or a portion of any such net proceeds to redeem Securities in a principal amount of at least $5,000,000 and up to an aggregate of $31,250,000, PROVIDED, HOWEVER, that at least $93,750,000 in an aggregate principal amount of Securities remain outstanding after each such redemption. Any such redemption must occur on a Redemption Date within 75 days of any such sale at a Redemption Price of 110.75% of the principal amount of the Securities, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                  The Securities are further subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on or after September 15, 2001, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):
If redeemed during the 12-month period beginning September 15 of each of the years indicated below:


                                                           Redemption
                               Year                           Price
                               2001                         105.375%
                               2002                         102.688%


and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                  If less than all of the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee by such method as the Trustee deems fair and appropriate.

                  The Securities do not have the benefit of any sinking fund obligations.

                  [IF NOT A GLOBAL SECURITY INSERT -- In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  [IF A GLOBAL SECURITY INSERT -- In the event of a deposit or withdrawal of an interest in this Security (including upon an exchange, transfer, redemption or purchase of this Security in part only) effected in accordance with the Applicable Procedures, the Security Registrar, upon receipt of notice of such event from the Depositary's custodian for this Security, shall make an adjustment on its records to reflect an increase or decrease of the Outstanding principal amount of this Security resulting from such deposit or withdrawal, as the case may be.]

                  If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture provides that, subject to certain conditions, if
(i) certain Net Proceeds are available to the Company as a result of Asset Sales or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

                  The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

                  As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are Guaranteed pursuant to Subsidiary Guarantees endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Subsidiary Guarantees. The Indenture provides that a Subsidiary Guarantor shall be released from its Subsidiary Guarantee upon compliance with certain conditions.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Subsidiary Guarantors and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company or the Subsidiary Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  The Holder of this Security (and any Person that has a beneficial interest in this Security) is entitled to the benefits of an Exchange and Registration Rights Agreement, dated as of September 23, 1997, and as the same may be amended from time to time (the "Exchange and Registration Rights Agreement"), executed by the Company and the Subsidiary Guarantors. The

Exchange and Registration Rights Agreement provides that the rate of interest borne by the Securities is subject to increase for specified periods if the Company and the Subsidiary Guarantors do not comply with certain of their obligations thereunder. Such provisions of the Exchange and Registration Rights Agreement are hereby incorporated by reference and made a part hereof.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated trans feree or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1013 or 1017 of the Indenture, check the box:

                  [ ]

                  If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1013 or 1017 of the Indenture, state the amount:

                  $


Dated:
                                 Your Signature:___________________________
                                             (Sign exactly as name appears
                                             on the other side of this Security)


                                 Signature Guarantee:___________________________
                                                  (Signature must be guaranteed
                                                   by a member firm of the
                                                   New York Stock Exchange or
                                                   a commercial bank or trust
                                                   company)


SECTION 204.  Form of Trustee's Certificate of Authentication.

                  This is one of the Securities referred to in the within mentioned Indenture.


                                                        Bankers Trust Company,
                                                                   AS TRUSTEE


                                                By ____________________________
                                                            AUTHORIZED OFFICER

SECTION 205.  Form of Subsidiary Guarantee.

                              SUBSIDIARY GUARANTEE

                  For value received, each of the Subsidiary Guarantors named (or deemed herein to be named) below hereby jointly and severally fully and unconditionally guarantees to the Holder of the Security upon which this Subsidiary Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, Offer to Purchase or otherwise, according to the terms thereof and of the Indenture referred to therein and to cover all the rights of the Trustee under Section 607. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, Offer to Purchase or otherwise, and as if such payment were made by the Company.

                  Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same or any release, amendment, waiver or indulgence granted to the Company or any other guarantor, or any consent to departure from any requirement of any other guarantee of all or of any of the Securities, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; PROVIDED, HOWEVER, that, notwithstanding the foregoing, no such release, amendment, waiver or indulgence shall, without the consent of such Subsidiary Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or alter the Stated Maturity thereof. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

                  The indebtedness of Carolina Investors, Inc. ("CII") evidenced by this Subsidiary Guarantee is, to the extent provided in the Indenture, subordinate in right of payment to the prior payment in full of all CII Senior Indebtedness of CII, and the Subsidiary Guarantee of CII is issued subject to the provisions of the Indenture with respect thereto.

                  No reference herein to the Indenture and no provision of this Subsidiary Guarantee or of the Indenture shall alter or impair the Subsidiary Guarantee of any Subsidiary Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which this Subsidiary Guarantee is endorsed.

                  Each Subsidiary Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of this Security pursuant to the provisions of its Subsidiary Guarantee or the Indenture;

PROVIDED, HOWEVER, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities issued under the Indenture shall have been paid in full.

                  This Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder of the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  The Subsidiary Guarantors or any particular Subsidiary Guarantor shall be released from this Subsidiary Guarantee upon the terms and subject to certain conditions provided in the Indenture.

                  By delivery of a Supplemental Indenture to the Trustee in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of the Indenture will be deemed to have executed and delivered this Subsidiary Guarantee for the benefit of the Holder of the Security upon which this Subsidiary Guarantee is endorsed with the same effect as if such Subsidiary Guarantor was named below and has executed and delivered this Subsidiary Guarantee.

                  All terms used in this Subsidiary Guarantee which are defined in the Indenture referred to in the Security upon which this Subsidiary Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

                  This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

                  Reference is made to the Indenture for further provisions with respect to this Subsidiary Guarantee.

                  This Subsidiary Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Subsidiary Guarantee to be duly executed.

                                        [Insert Names of Subsidiary Guarantors]


                                        By________________________
                                             Title:


                                        By________________________
                                             Title:

                                  ARTICLE THREE

                                 The Securities


SECTION 301.  Title and Terms.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $125,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306 or 906 or in connection with an Offer to Purchase pursuant to Section 1013 or 1017.

                  The Securities shall be known and designated as the "10.75% Senior Notes due 2004" of the Company. Their Stated Maturity shall be September 15, 2004 and they shall bear interest at the rate of 10.75% per annum, from September 23, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on March 15 and September 15, commencing March 15, 1998, until the principal thereof is paid or made available for payment; provided that such rate is subject to increase in certain circumstances as provided in the Exchange and Registration Rights Agreement, which is hereby incorporated by reference herein.

                  The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in The City of New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1013 and 1017.

                  The Securities shall be redeemable as provided in Article Eleven.

                  The Securities shall be guaranteed by the Subsidiary Guarantors as provided in Article Twelve.

                  The Securities shall be subject to defeasance at the option of the Company as provided in Article Thirteen.


SECTION 302.  Denominations.

                  The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by any two of its Chairman of the Board, its Vice Chairman of the Board, its President, one of its Vice Presidents, or its Secretary under its corporate seal reproduced thereon.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and having endorsed thereon the Subsidiary Guarantees executed as provided in Section 1202 by the Subsidiary Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with such Subsidiary Guarantees endorsed thereon; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities with such Subsidiary Guarantees endorsed thereon as in this Indenture provided and not otherwise.

                  At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect thereto, the Company may deliver Exchange Securities executed by the Company, and having endorsed thereon the Subsidiary Guarantees executed under Section 1202 by the Subsidiary Guarantors, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 310 of this Indenture, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities, with the Subsidiary Guarantees endorsed thereon. Each such Company Order shall be accompanied by an Opinion of Counsel stating in substance

                  (a) that all conditions hereunder precedent to the authentication and delivery of such Exchange Securities with the Subsidiary Guarantees of the Subsidiary Guarantors endorsed thereon have been complied with and that such Exchange Securities and the Subsidiary Guarantees of the Subsidiary Guarantors endorsed thereon have been duly executed and, when such Securities have been duly authenticated and delivered by the Trustee, will be duly issued and delivered and will constitute valid and legally binding obligations of the Company and the Subsidiary Guarantors, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                  (b) that the issuance of the Exchange Securities in exchange for Original Securities has been effected in compliance with the Securities Act.

                  Each Security shall be dated the date of its authentication.

                  No Security or Subsidiary Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.


SECTION 304.  Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon the Subsidiary Guarantees substantially of the tenor of the definitive Subsidiary Guarantees in lieu of which they are issued duly executed by the Subsidiary Guarantors and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Subsidiary Guarantees may determine, as evidenced by their execution of such Securities and Subsidiary Guarantees.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations and like tenor having endorsed thereon Subsidiary Guarantees executed by the Subsidiary Guarantors. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 305.  Registration, Registration of Transfer and Exchange.

                  (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, and subject to the other provisions of this Section 305, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder, and subject to the other provisions of this Section 305, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 305, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed thereon and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities and the Subsidiary Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the respective Subsidiary Guarantors, evidencing the same debt and Subsidiary Guarantees, and subject to the other provisions of this Section 305, entitled to the same benefits under this Indenture, as the Securities and Subsidiary Guarantees surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer or in accordance with any Offer to Purchase pursuant to Section 1013 or 1017 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (b) Notwithstanding any other provisions of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests therein of the kinds specified in this Section 305(b) shall be made only in accordance with this Section 305(b). Transfers and exchanges subject to this
Section 305(b) shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 305(b).

                         (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and Clause (b)(v) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause
         (b)(v) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in
         Section 305(d).

                        (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 305(d).

                           (iii) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(iii) and Clause (b)(v) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Restricted Security as provided in Section 305(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, in either case satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(v) below, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 305(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(d).

                        (iv) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 305(a), provided that, if the Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Security and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in every case to Section 305(c)).

                         (v) Regulation S Global Security to be Held Through Euroclear or Cedel during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(v) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) above.

                  (c) Rule 144A Securities, Other Securities and their respective Successor Securities shall bear a Restricted Securities Legend, and the Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                       (i) subject to the following Clauses of this Section 305(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                       (ii) subject to the following Clauses of this Section 305(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 305(b)(iii) or (iv) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

                       (iii) Securities that are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the shelf registration contemplated by the Exchange and Registration Rights Agreement) shall not bear a Securities Act Legend;

                        (iv) after September 23, 1999, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an

         Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                         (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three;

                       (vi) notwithstanding the foregoing provisions of this
         Section 305(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three; and

                       (vii) Exchange Securities and their respective Successor Securities shall not bear a Securities Act Legend.

                  (d) The provisions of this section 305(d) below shall apply only to Global Securities:

                  (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) the Company executes and delivers a Company Order stating that all Global Securities shall be exchanged in whole for Securities that are not Global Securities.

                  (3) Securities issued in exchange for a Global Security or any portion thereof pursuant to Clause (2) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

                  (4) In the event of the occurrence of any of the events specified in Clause (2) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

                  (5) Neither any Agent Members nor any other Persons on whose behalf Agent Members may act (including Euroclear and CEDEL and account holders and participants therein) shall have any rights under this Indenture with respect to any Global Security, or under any Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, any Subsidiary Guarantor, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, any Subsidiary Guarantor, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Security.


SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed thereon and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, and the Subsidiary Guarantees endorsed thereon, shall constitute an original additional contractual obligation of the Company and the respective Subsidiary Guarantors, whether or not the destroyed, lost or stolen Security and the Subsidiary Guarantees endorsed thereon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.  Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to
Section 1002; PROVIDED, HOWEVER, that each instalment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto, to the address of such Person as it appears in the Security Register or (ii) transfer to an account located in the United States maintained by the payee.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid by the Trustee from the funds deposited by the Company as herein above provided to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308.  Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any agent of the Company, the Subsidiary Guarantors or the Trustee shall be affected by notice to the contrary.


SECTION 309.  Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Offer to Purchase pursuant to Section 1013 or 1017 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.


SECTION 310.  Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.  Satisfaction and Discharge of Indenture.

                  This Indenture shall, upon request by the Company, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                           (i)  have become due and payable, or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or a Subsidiary Guarantor, in the case of (i),
                  (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company or a Subsidiary Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Subsidiary Guarantors; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 402.  Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                              Default and Remedies

SECTION 501.  Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

                  (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (3) default, on the applicable Purchase Date, in the purchase of Securities required to be purchased by the Company pursuant to an Offer to Purchase as to which an Offer has been mailed to Holders; or

                  (4)  default in the performance, or breach, of Section 801; or

                  (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (6) a default or defaults under the terms of any instrument evidencing or securing Debt for money borrowed by the Company or any Restricted Subsidiary having an outstanding principal amount of $5 million individually or in the aggregate, whether such Debt now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay all or any portion of the principal of such Debt when due and payable or shall have resulted in such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                  (7) a final judgment or final judgments for the payment of money are entered against the Company or any Subsidiary in an aggregate amount in excess of $5 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unstayed for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

                  (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or State or other applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Restricted Subsidiary bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Restricted Subsidiary under any applicable Federal or State or other applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Restricted Subsidi ary or of any substantial part of the property of the Company or any Restricted Subsidi ary, or ordering the winding up or liquidation of the affairs of the Company or any Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (9) the commencement by the Company or any Restricted Subsidiary of a voluntary case or proceeding under any applicable Federal or State or other applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Restricted Subsidiary to the entry of a decree or order for relief in respect of the Company or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or State or other applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Restricted Subsidiary, or the filing by the Company or any Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State or other applicable law, or the consent by the Company or any Restricted Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary or of any substantial part of the property of the Company or Restricted Subsidiary, or the making by the Company or any Restricted Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Restricted Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Restricted Subsidiary in furtherance of any such action.


SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default (other than an Event of Default specified in Section 501(8) or (9)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 501(8) or (9) occurs, the principal of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder. In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Securities pursuant to the provisions described in Section 1101(b), an equivalent premium will also become and be immediately due and payable upon the acceleration of the Securities.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company or any Subsidiary Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                           (A)  all overdue interest on all Securities,

                           (B) the principal of (and premium, if any, on) any
                  Securities which have become due otherwise than by such declaration of acceleration (including any

                  Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate provided by the Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all amounts due to the Trustee under Section 607.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.


                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.  Trustee May File Proofs of Claim.

                  In case of any judicial proceeding relative to the Company, any Subsidiary Guarantor or any other obligor upon the Securities, or the property of the Company or its creditors or of any Subsidiary Guarantor and its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.
                                     -54-

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED, HOWEVER, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.


SECTION 505. Trustee May Enforce Claims Without Possession of Securities or Subsidiary Guarantees.

                  All rights of action and claims under this Indenture or the Securities or any Subsidiary Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel, and all other amounts due the Trustee under
         Section 607; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.


SECTION 507.  Limitation on Suits.

                  No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, any Security or any Subsidiary Guarantee, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.  Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Subsidiary Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.  Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

                  Subject to Article Six, the Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture or any Subsidiary Guarantee,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities not joining therein, it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such holders.


SECTION 513.  Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Inden ture, and the Company, any Subsidiary Guarantor, the Trustee and any Holder shall be restored to their former position and rights hereunder, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.  Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust

Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or any Subsidiary Guarantor.

SECTION 515.  Waiver of Stay or Extension Laws.

                  Each of the Company and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Subsidiary Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 516.  Expenses of Enforcement.

                  The Company agrees to pay or reimburse the Trustee and each Holder for paying all reasonable costs and expenses (including reasonable counsels' fees) of the Trustee or such Holders in connection with (a) any Default and any enforcement or collection proceedings resulting therefrom and
(b) the enforcement of this Section 516.


                                   ARTICLE SIX

                                   The Trustee

SECTION 601.  Certain Duties and Responsibilities of the Trustee.

                  Except during the continuance of an Event of Default, (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.

SECTION 602.  Notice of Defaults.

                  The Trustee shall give the Holders notice of any default actually known to a Responsible Officer of the Trustee hereunder as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that in the case of any default of the character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


SECTION 603.  Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

         (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights of powers conferred upon it by this Indenture or any action taken, suffered or omitted by it pursuant to a direction of the Company or any Holders pursuant to the provisions of this Indenture; and

         (i) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.


SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities and the Subsidiary Guarantees, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Subsidiary Guarantors, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Subsidiary Guarantees endorsed thereon. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.  May Hold Securities.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or any Subsidiary Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company and any Subsidiary Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606.  Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or any Subsidiary Guarantor, as the case may be.

SECTION 607.  Compensation and Reimbursement.

                  The Company and each Subsidiary Guarantor jointly and severally unconditionally agree

         (1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

         (3) to indemnify the Trustee, its officers, directors, agents and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This Section 607 shall survive the termination of the Indenture or the earlier resignation or removal of the Trustee or Co-trustee.

To secure the Company's and each Subsidiary Guarantor's payment obligations in this Section 607, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, and interest on, particular Securities.


SECTION 608.  Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.  Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus (or the parent holding company of which has a combined capital and surplus) of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person (or parent holding company thereof) shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.  Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d) If at any time:

         (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.  Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, the Subsidiary Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company and the Subsidiary Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  Preferential Collection of Claims Against Company
                   and Subsidiary Guarantors.

                  If and when the Trustee shall be or become a creditor of the Company, any Subsidiary Guarantor or any other obligor upon the Securities or any Subsidiary Guarantor, the

Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, such Subsidiary Guarantor or any such other obligor.


SECTION 614.  Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated, and the Subsidiary Guarantees endorsed thereon, shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authen tication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent, except for authentication of original issues or lost, stolen or mutilated securities. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                  If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities described in the within-mentioned Indenture.



                                                  Bankers Trust Company,
                                                  As Trustee



                                                  By___________________________,
                                                   As Authenticating Agent



                                                  By___________________________
                                                    Authorized Officer



                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the
Trustee:

                  (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702.  Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Subsidiary Guarantors and the Trustee that neither the Company, the Subsidiary Guarantors nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.  Reports by Trustee.

                  (a) Within 60 days after September 30 of each year, commencing with September 30, 1998, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission, with the Company and with the Subsidiary Guarantors. The Company will notify the Trustee when the Securities are listed on any stock exchange.


SECTION 704.  Reports by Company.

                  The Company and each of the Subsidiary Guarantors shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Company May Consolidate, Etc. Only on Certain Terms.

                  The Company may not, in a single transaction or a series of related transactions, (i) consolidate or merge with or into any other Person or permit any other Person to consolidate or merge with or into the Company or (ii) directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of its assets, unless:

                  (1) in a transaction in which the Company does not survive or in which the Company sells, leases or otherwise disposes of all or substantially all of its assets, the successor entity (for purposes of this Article Eight, a "Successor Company") shall be a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately before and after giving effect to such transaction and treating any Debt Incurred by the Company or a Restricted Subsidiary as a result of such transac tion as having been Incurred by the Company or such Restricted Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                  (3) if, as a result of any such consolidation or merger or such transfer, sale or lease, or other disposition, properties or assets of the Company would become subject to a Lien which would not be permitted by Section 1012, the Company or, if applicable, the Successor Company shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby;

                  (4) immediately after giving effect to such transaction, the Consolidated Net Worth of the Company or, if applicable, the Successor Company shall be equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

                  (5) immediately after giving effect to such transaction, and treating any Indebtedness Incurred by the Company or any Restricted Subsidiary as a result of such transaction as having been Incurred at the time of such transaction, the Company or the Successor Company could Incur at least $1.00 of additional Indebtedness pursuant to the first paragraph of Section 1008;

                  (6) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, setting forth the manner of determination of the Consolidated Net Worth and the ability to Incur Indebtedness in accordance with Clause (5) of Section 801, the Company or, if applicable, of the Successor Company as required pursuant to the foregoing; and

                  (7) if the Company is not the continuing obligor under the Indenture, each Subsidiary Guarantor, unless it is the other party to the transaction described above, has by supplemental indenture confirmed that its Subsidiary Guarantee applies to the Surviving Entity's obligations under the Indenture and the Securities.


SECTION 802. Mergers, Consolidations and Certain Sales of Assets by Subsidiary Guarantors.

         Except in a transaction resulting in the release of a Subsidiary Guarantor in accordance with Section 1203, each Subsidiary Guarantor shall not, and the Company shall not permit any Subsidiary Guarantor to, (a) consolidate or merge with or into any Person (other than the Company or a Wholly Owned Subsidiary Guarantor) or permit any Person (other than a Wholly Owned Subsidiary Guarantor) to consolidate or merge with or into such Subsidiary Guarantor or (b) directly or indirectly, in a single or a series of related transactions, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets unless, in each case:

                  (1) in a transaction in which such Subsidiary Guarantor does not survive or in which all or substantially all of the properties and assets of such Subsidiary Guarantor are transferred, sold, leased or otherwise disposed of, the successor entity (the "Successor Subsidiary Guarantor") shall be a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of all obligations of such Subsidiary Guarantor under its Subsidiary Guarantee and this Indenture and the performance of every covenant of this Indenture on the part of such Subsidiary Guarantor to be performed or observed; and

                  (2) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer, conveyance, sale, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 803.  Successor Substituted.

         (a) Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

         (b) Upon any consolidation of a Subsidiary Guarantor with, or merger of such Subsidiary Guarantor into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of such Subsidiary Guarantor in accordance with Section 802, the Successor Subsidiary Guarantor shall succeed to, and be substituted for, and may exercise every right and power of, such Subsidiary Guarantor under this Indenture with the same effect as if such successor Person had been named as a Subsidiary Guarantor herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and its Subsidiary Guarantee.


                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901.  Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Subsidiary Guarantors, when authorized by their respective Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company or any Subsidiary Guarantor and the assumption by any such successor of the covenants of the Company or any Subsidiary Guarantor herein and in the Securities or Subsidiary Guarantee, as the case may be; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3) to secure the Securities pursuant to the requirements of Section 1012 or otherwise; or

                  (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act in connection with the issuance of the Exchange Securities and thereafter maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, PROVIDED such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect; or

                  (6) to add new Subsidiary Guarantors pursuant to Section 1204.


SECTION 902.  Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, the Subsidiary Guarantors and the Trustee, the Company, when authorized by a Board Resolution, the Subsidiary Guarantors, when authorized by their respective Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase
         Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1020, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                  (4) following the making of an Offer to Purchase pursuant to
         Section 1013 or 1017, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. No supplemental indenture shall modify this Section 903 without the prior consent of the Trustee.


SECTION 904.  Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Promptly after execution by the Company of any supplemental indenture, the Company shall transmit to the Holders a notice setting forth the substance of the supplemental indenture.


SECTION 905.  Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.  Reference in Securities to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Subsidiary Guarantors shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Subsidiary Guarantors, to any such supplemental indenture may be prepared and executed by the Company, the Subsidiary Guarantees may be endorsed thereon and such new Securities and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN

                                    Covenants

SECTION 1001.  Payment of Principal, Premium and Interest.

                  The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 1002.  Maintenance of Office or Agency.

                  The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or any Subsidiary Guarantor in respect of the Securities, any Subsidiary Guarantee endorsed thereon and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and each Subsidiary Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  Money for Security Payments to be Held in Trust.

                  If the Company or any Subsidiary Guarantor shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Existence.

                  Subject to Article Eight and Section 1013, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory) and franchises of the Company and each Subsidiary Guarantor; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1005.  Maintenance of Properties.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


SECTION 1006.  Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1007.  Maintenance of Insurance.

                  The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.

SECTION 1008.  Limitation on Additional Indebtedness.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, Incur, directly or indirectly, any Indebtedness unless on the date of such Incurrence and after giving effect thereto (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the Consolidated Leverage Ratio does not exceed 2.0 to 1.0.

                  Notwithstanding the foregoing, the Company and any Restricted Subsidiary may Incur Permitted Indebtedness.


SECTION 1009.  Limitation on CII Indebtedness.

                  CII shall not, and the Company shall not permit CII to, Incur or suffer to exist any CII Senior Indebtedness that does not constitute Permitted Warehouse Indebtedness. CII shall not, and the Company shall not permit CII to, Incur any Indebtedness which by its terms is both (i) subordinated in right of payment to any CII Senior Indebtedness and (ii) senior in right of payment to CII's Subsidiary Guarantee.


SECTION 1010.  Limitation on Restricted Payments.

                  The Company may not, and may not permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment, unless:

                  (a) no Default or Event of Default shall have occurred and be continuing or would result from such Restricted Payment;

                  (b) after giving PRO FORMA effect to such Restricted Payment, the Company could Incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with the first paragraph of Section 1008; and

                  (c) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments declared or made after the Issue Date does not exceed the sum of:

                           (i) 25% of cumulative Consolidated Net Income (or, in
                  the case Consolidated Net Income shall be negative, less 100% of such deficit) of the Company since the Issue Date through the last day of the last full fiscal quarter ending immediately preceding the date of such Restricted Payment for which quarterly or annual financial statements are available (taken as a single accounting period); plus

                        (ii) 100% of the aggregate net proceeds received by the
                  Company after the Issue Date, including the fair market value of property other than cash (determined in good faith by the Board of Directors as evidenced by a resolution of the Board of Directors filed with the Trustee), from contributions of capital or the issuance and sale (other than to a Subsidiary) of Capital Stock (other than

                  Disqualified Stock) of the Company, options, warrants or other rights to acquire Capital Stock (other than Disqualified Stock) of the Company and Indebtedness of the Company that has been converted into or exchanged for Capital Stock (other than Disqualified Stock and other than by or from a Subsidiary) of the Company after the Issue Date, PROVIDED that any such net proceeds received by the Company from an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company shall be included only to the extent such loans have been repaid with cash on or prior to the date of determination; plus

                       (iii) $2 million.

                  Prior to the making of any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate setting forth the computations by which the determinations required by clauses (b) and (c) above were made and stating that no Default or Event of Default has occurred and is continuing or will result from such Restricted Payment.

                  Notwithstanding the foregoing, so long as no Default or Event of Default shall have occurred and is continuing or would result therefrom:

                         (i) the Company and any Restricted Subsidiary may pay
                  any dividend on Capital Stock of any class within 60 days after the declaration thereof if, on the date when the dividend was declared, the Company or such Restricted Subsidiary could have paid such dividend in accordance with the foregoing provisions;

                        (ii) the Company may Refinance any Indebtedness with
                  Refinancing Indebtedness permitted by clause (v) of the definition of Permitted Indebtedness or solely in exchange for or out of the net proceeds of the substantially concurrent sale (other than from or to a Subsidiary or from or to an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company) of shares of Capital Stock (other than Disqualified Stock) of the Company, PROVIDED that the amount of net proceeds from such exchange or sale shall be excluded from the calculation of the amount available for Restricted Payments pursuant to clause (c)(ii) of the preceding paragraph;

                       (iii) the Company may purchase, redeem, acquire or retire
                  any shares of Capital Stock of the Company solely in exchange for or out of the net proceeds of the substantially concurrent sale (other than from or to a Subsidiary or from or to an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company) of shares of Capital Stock (other than Disqualified Stock) of the Company; and

                        (iv) the Company may purchase or redeem any Indebtedness
                  from Asset Sale Proceeds to the extent permitted under Section 1013.

Any payment made pursuant to clause (i) or (iii) of this paragraph shall be a Restricted Payment for purposes of calculating aggregate Restricted Payments pursuant to clause (c) of the previous paragraph.


SECTION 1011. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

                  The Company may not, and may not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary (i) to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock owned by the Company or any other Restricted Subsidiary or pay any Indebtedness or other obligation owed to the Company or any other Restricted Subsidiary; (ii) to make loans or advances to the Company or any other Restricted Subsidiary; or (iii) to transfer any of its property or assets to the Company or any other Restricted Subsidiary.

                  Notwithstanding the foregoing, the Company may, and may permit any Restricted Subsidiary to, suffer to exist any such encumbrance or restriction:

                  (a) pursuant to any agreement in effect on the Issue Date as described in Schedule III hereto;

                  (b) pursuant to an agreement relating to any Indebtedness Incurred by a Person (other than a Restricted Subsidiary existing on the Issue Date or any Restricted Subsidiary carrying on any of the businesses of any such Restricted Subsidiary) prior to the date on which such Person became a Restricted Subsidiary and outstanding on such date and not Incurred in anticipation of becoming a Restricted Subsidiary, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired;

                  (c) pursuant to an agreement effecting a renewal, extension, refunding or refinancing of Indebtedness Incurred pursuant to an agreement referred to in clause (a) or (b) above, PROVIDED, HOWEVER, that the provisions contained in such renewal, extension, refunding or refinancing agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof, as determined in good faith by the Board of Directors of the Company and evidenced by a Board Resolution;

                  (d) in the case of clause (iii) above, restrictions contained in any security agreement (including a capital lease) securing Indebtedness of a Restricted Subsidiary otherwise permitted under the Indenture, but only to the extent such restrictions restrict the transfer of the property subject to such security agreement;

                  (e) in the case of clause (iii) above, customary nonassignment provisions entered into in the ordinary course of business consistent with past practices in leases and other contracts to the extent such provisions restrict the transfer or subletting of any such lease or the assignment of rights under any such contract;

                  (f) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary, provided that consummation of such transaction would not result in a Default or an Event of Default, that such restriction terminates if such transaction is closed or abandoned and that the closing or abandonment of such transaction occurs within one year of the date such agreement was entered into; or

                  (g) such encumbrance or restriction is the result of applicable corporate law or regulation relating to the payment of dividends or distributions.


SECTION 1012.  Limitation on Liens.

                  The Company may not, and may not permit any Restricted Subsidiary to, Incur or suffer to exist any Lien of any kind (other than Permitted Liens) upon any property or asset of the Company or any Restricted Subsidiary or any shares of stock or debt of any Restricted Subsidiary which owns property or assets, now owned or hereafter acquired, unless (i) if such Lien secures Indebtedness which is PARI PASSU with the Securities or, in the case of a Subsidiary Guarantor, such Subsidiary Guarantor's Subsidiary Guarantee, then the Securities or such Subsidiary Guarantee are secured on an equal and ratable basis with the obligations so secured until such time as such obligation is no longer secured by a Lien or (ii) if such Lien secures Indebtedness which is subordinated to the Securities or, in the case of a Subsidiary Guarantor, such Subsidiary Guarantor's Subsidiary Guarantee, any such Lien shall be subordinated to the Lien granted to the Holders or such Subsidiary Guarantee to the same extent as such subordinated Indebtedness is subordinated to the Securities or such Subsidiary Guarantee.


SECTION 1013.  Limitation on Sales of Assets.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Sale involving consideration or assets having a fair market value in excess of $1 million unless:

                  (i) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the fair market value (including as to the value of any non-cash consideration), as determined in good faith by the Board of Directors and evidenced by a resolution filed with the Trustee, of the shares and assets subject to such Asset Sale and at least 85% (or 50% in the case of Asset Sale relating to the disposition of all or part of the auto loan division of the Company) of the consideration thereof received by the Company or such Restricted Subsidiary is in the form of cash or Temporary Cash Investments,

                  (ii) an amount equal to 100% of the Asset Sale Proceeds from such Asset Sale is applied by the Company (or such Restricted Subsidiary, as the case may be):

                           (a) first, to the extent the Company elects, either
                  to (A) acquire Additional Assets, either directly or through a Restricted Subsidiary, or (B) prepay, repay, redeem or purchase Indebtedness of the Company that ranks PARI PASSU with the Securities or of a Subsidiary Guarantor that ranks PARI PASSU with or senior to such Subsidiary Guarantor's Subsidiary Guarantee, as the case may be (other than in either case Indebtedness owed to the Company or an Affiliate of the Company), in each case within 180 days from, or prior to, the later of the date of such Asset Sale or the receipt of such Asset Sale Proceeds;

                           (b) second, to the extent of the balance of such
                  Asset Sale Proceeds after application in accordance with clause (a), to make an offer to the Holders to purchase Notes (an "Offer to Purchase") at a purchase price of 100% of their principal amount plus accrued and unpaid interest to the date of purchase pursuant to and subject to the conditions contained in subsection (b) below;

                           (c) third, to the extent of the balance of such Asset
                  Sale Proceeds after application in accordance with clauses (a) and (b) to (A) the acquisition by the Company or any Restricted Subsidiary of Additional Assets or (B) the prepayment, repayment or purchase of Indebtedness designated by the Company (other than any Disqualified Stock) of the Company or any Restricted Subsidiary other than Indebtedness owed to an Affiliate of the Company), in each case within 180 days from the later of the receipt of such Asset Sale Proceeds and the date of the Offer to Purchase referred to in clause
                  (b) above is consummated; and

                           (d) fourth, to the extent of the balance of such
                  Asset Sale Proceeds after application in accordance with clauses (a), (b) and (c), to any application not prohibited by this Indenture;

         provided, however, that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (a) or (c) above, the Company or such Restricted Subsidiary shall retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased unless, in the case of clause (c), and to the extent that at the time of such prepayment, repayment or purchase the Company would have been able to Incur such Indebtedness in compliance with Section 1008; and

                  (iii) at the time of such Asset Sale no Default shall have occurred and be continuing (or would result therefrom).

                  Pending application of Asset Sale Proceeds pursuant to this covenant, such Asset Sale Proceeds shall be invested in Temporary Cash Investments.

                  Notwithstanding the foregoing, (i) the requirement contained in clause (i) above that at least 85% of consideration received consist of cash or Temporary Cash Investments shall not apply to any Asset Sale of warrants or Capital Stock received in connection with the making of any mezzanine loan by the Company's small business loan division; and (ii) the Company shall not be required to make an Offer to Purchase pursuant to Clause (ii)(b) above if the Asset Sale Proceeds available therefor is less than $5.0 million (which lesser amount shall be carried forward for purposes of determining whether such an offer is required with respect to any subsequent Asset Sale).

                  (b) In the event the Company is required to make an Offer to Purchase pursuant to clause (ii)(b) of Section 1013(a) above, within 180 days of the Asset Sale triggering such requirement the Company shall (i) cause a notice of the Offer to Purchase to be sent at least once to the Dow Jones News Service or similar business news service in the United States and (ii) send by first-class mail, postage prepaid, to the Trustee and to each Holder, at the address appearing in the Security Register, a notice stating:

                  (i) that the Offer to Purchase is being made pursuant to this covenant and that all Securities tendered will be accepted for payment, and otherwise subject to the terms and conditions set forth herein;

                  (ii) the purchase price and the purchase date (which shall be a Business Day no earlier than 20 Business Days from the date such notice is mailed);


                  (iii) that any Security not tendered will continue to accrue interest;

                  (iv) that, unless the Company defaults in the payment of the purchase price, any Securities accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest after the payment date;

                  (v) that Holders accepting the offer to have their Securities purchased pursuant to the Offer to Purchase will be required to surrender the Securities to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the payment date;

                  (vi) that Holders will be entitled to withdraw their acceptance if the paying agent receives, not later than the close of business on the third Business Day preceding the payment date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase, and a statement that such Holder is withdrawing his election to have such Securities purchased;

                  (vii) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, provided that each Security purchased and each such new issued Security shall be in an original principal amount in denominations of $1,000 and integral multiples thereof;

                  (viii) any other procedure not consistent with any of the foregoing that a Holder must follow to accept the Offer to Purchase or effect withdrawal of such acceptance; and

                  (ix) the name and address of the Paying Agent.

                  On the specified payment date, the Company shall, to the extent lawful, (i) accept for payment Securities or portions thereof tendered pursuant to the Offer to Purchase, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof tendered to the Company. The Paying Agent shall promptly mail to each holder of Securities so accepted payment in an amount equal to the purchase price for such Securities, and the Company shall execute and issue, and the Trustee shall promptly authenticate and mail to such holder, a new Security equal in principal amount to any unpurchased portion of the Securities surrendered; PROVIDED that each such new Security shall be issued in an original principal amount in denominations of $1,000 and integral multiples thereof. The Company shall publicly announce the results of the Offer to Purchase on or as soon as practicable after the purchase date.

                  The Company shall not be entitled to any credit against its obligations in connection with any Offer to Purchase made pursuant to this
Section 1017 for the principal amount of any Securities acquired by the Company otherwise than pursuant to such Offer to Purchase.


SECTION 1014.  Limitation on Preferred Stock of Subsidiaries.

                  The Company shall not permit any Restricted Subsidiary to issue any Preferred Stock (except Preferred Stock to the Company or a Restricted Subsidiary) or permit any Person (other than the Company or a Subsidiary) to hold any such Preferred Stock unless the Company or such Restricted Subsidiary would be entitled to Incur Indebtedness in compliance with the first paragraph of Section 1008 in the aggregate principal amount equal to the aggregate liquidation value of the Preferred Stock to be issued.


SECTION 1015.  Limitation on Transactions with Affiliates.

                  The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate (including entities in which the Company or any Restricted Subsidiary owns a minority interest) or holder of 10% or more of the Company's Common Stock (an "Affiliate Transaction"), other than transactions existing on the date hereof and described elsewhere in this Memorandum, or extend, renew, waive or otherwise modify the terms of any Affiliate Transaction entered into prior to the Issue Date if such extension, renewal, waiver or other modification is more disadvantageous to the Holders in any material respect than the original agreement as in effect on the Issue Date unless (i) such Affiliate Transaction is between or among the Company and its Wholly Owned Subsidiaries; or (ii) the terms of such Affiliate Transaction are fair and reasonable to the Company or such Restricted Subsidiary, as the case may be, and the terms of such Affiliate Transaction are at least as favorable as the terms which could be obtained by the Company or such Restricted Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties. In any Affiliate Transaction involving an amount or having a value in excess of $1.0 million which is not permitted under clause (i) above, the Company shall obtain a Board Resolution certifying that such Affiliate Transaction complies with clause (ii) above and, in the case of an Affiliate Transaction with a value in excess of $3.0 million, the Company shall obtain a written opinion as to the fairness of such a transaction from an independent investment banking firm and deliver a copy of such opinion to the Trustee.

                  The foregoing provisions will not apply to (i) any Restricted Payment that is not prohibited by the provisions of Section 1010, (ii) any transaction, approved by the Board of Directors of the Company, with an officer or director of the Company or of any Subsidiary in his or her capacity as officer or director entered into in the ordinary course of business, or (iii) transactions subject to Section 801 which are made in compliance with Section 801.


SECTION 1016.  Payments for Consent.

                  Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture, the Securities or any Subsidiary Guarantee unless such consideration is offered to be paid or agreed to be paid to all Holders which so consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.


SECTION 1017.  Change of Control Offer.

                  (a) Within 20 days of the occurrence of a Change of Control, the Company shall notify the Trustee in writing of such occurrence and shall make an Offer to Purchase the outstanding Securities at a purchase price equal to 101% of the principal amount thereof plus any accrued and unpaid interest to the purchase date in accordance with the procedures set forth in this Section 1017.

                  Within 20 days of the occurrence of a Change of Control, the Company also shall (i) cause a notice of the Offer to Purchase to be sent at least once to the Dow Jones News Service or similar business news service in the United States and (ii) send by first-class mail, postage prepaid, to the Trustee and to each Holder, at the address appearing in the Security Register, a notice stating:

                  (i) that the Offer to Purchase is being made pursuant to this covenant and that all Securities tendered will be accepted for payment, and otherwise subject to the terms and conditions set forth herein;

                  (ii) the purchase price and the purchase date (which shall be a Business Day no earlier than 20 Business Days from the date such notice is mailed);

                  (iii) that any Security not tendered will continue to accrue interest;

                  (iv) that, unless the Company defaults in the payment of the purchase price, any Securities accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest after the payment date;

                  (v) that Holders accepting the offer to have their Securities purchased pursuant to the Offer to Purchase will be required to surrender the Securities to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the payment date;

                  (vi) that Holders will be entitled to withdraw their acceptance if the paying agent receives, not later than the close of business on the third Business Day preceding the payment date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase, and a statement that such Holder is withdrawing his election to have such Securities purchased;

                  (vii) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, provided that each Security purchased and each such new issued Security shall be in an original principal amount in denominations of $1,000 and integral multiples thereof;

                  (viii) any other procedure not consistent with any of the foregoing that a Holder must follow to accept the Offer to Purchase or effect withdrawal of such acceptance; and

                  (ix) the name and address of the Paying Agent.

                  On the specified payment date, the Company shall, to the extent lawful, (i) accept for payment Securities or portions thereof tendered pursuant to the Offer to Purchase, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof tendered to the Company. The Paying Agent shall promptly mail to each holder of Securities so accepted payment in an amount equal to the purchase price for such Securities, and the Company shall execute and issue, and the Trustee shall promptly authenticate and mail to such holder, a new Security equal in principal amount to any unpurchased portion of the Securities surrendered; PROVIDED that each such new Security shall be issued in an original principal amount in denominations of $1,000 and integral multiples thereof. The Company shall publicly announce the results of the Offer to Purchase on or as soon as practicable after the purchase date.

                  The Company shall not be entitled to any credit against its obligations in connection with any Offer to Purchase made pursuant to this
Section 1017 for the principal
amount of any Securities acquired by the Company otherwise than pursuant to such Offer to Purchase.

                  (b) if the Company or any Restricted Subsidiary has issued any outstanding Subordinated Obligations or Preferred Stock, and the Company or any Restricted Subsidiary is required to make a change of control offer or to make a distribution with respect to such Subordinated Indebtedness or Preferred Stock in the event of a Change of Control, the Company shall not consummate any such offer or distribution with respect to such subordinated Indebtedness or Preferred Stock until such time as the Company shall have paid the purchase price in full to the Holders that have accepted the Company's Offer to Purchase and shall otherwise have consummated the Offer to Purchase made to Holders. The Company shall not issue Subordinated Obligations or Preferred Stock with change of control provisions requiring the payment of such Subordinated Obligations or Preferred Stock prior to the payment of the Securities in the event of a Change of Control.


SECTION 1018.  SEC Reports.

                  Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Commission and file with the Trustee and mail to the Holders, as their names and addresses appear in the Security Register, without use, such annual and quarterly reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections.


SECTION 1019.  Statement by Officers as to Default; Compliance Certificates.

                  (a) The Company and the Subsidiary Guarantors will deliver to the Trustee, within 90 days after the end of their respective fiscal years, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter), ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or such Subsidiary Guarantor, as the case may be, has fulfilled all its obligations hereunder is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 or Sections 1004 to 1018, inclusive, and if the Company or any Subsidiary Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  (b) The Company and each Subsidiary Guarantor shall deliver to the Trustee, as soon as possible and in any event within five days after the Company or such Subsidiary Guarantor becomes aware or should reasonably become aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company or such Subsidiary Guarantor proposes to take with respect thereto.

                  (c) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by the Company's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default has come to their attention and, if such a default has come to their attention, specifying the nature and period of the existence thereof.


SECTION 1020.  Waiver of Certain Covenants.

                  The Company or any Subsidiary Guarantor may omit in any particular instance to comply with any covenant or condition set forth in
Section 801, 802 and Sections 1004 to 1018, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and such Subsidiary Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; PROVIDED, HOWEVER, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company may not omit to comply with the terms of such Offer as to such Holder.


SECTION 1021.  Available Information.

                  Until such time as all Outstanding Securities are freely transferable without restriction under the Securities Act, the Company (i) will use its best efforts to be subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and to file in a timely manner all reports and other documents required to be filed pursuant thereto or in connection therewith and (ii) will take, and will cause the Subsidiary Guarantors to take, all actions necessary to permit resales of the Securities and the Subsidiary Guarantees endorsed thereon pursuant to Rule 144A, including furnishing to any Holder (or of a beneficial interest in a Security), or to any prospective purchaser designated by such a Holder or beneficial owner, upon request of such Holder or beneficial owner, financial and other information required to be delivered under paragraph (d)(4) of Rule 144A.


SECTION 1022.  Acquisition of Securities.

                  The Company shall not, and shall cause its Affiliates not to, resell or otherwise dispose of any Securities acquired by them, whether pursuant to Section 1013 or 1017, in the open market or otherwise, and shall, and shall cause its Affiliates to, surrender all such Securities acquired to the Trustee for cancellation.

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.  Right of Redemption.

                  (a) The Securities may be redeemed at the election of the Company from time to time in the event that on or before September 15, 2000 the Company receives net proceeds from the sale of its Common Stock in one or more Public Equity Offerings, in which case the Company may, at its option and from time to time, use all or a portion of any such net proceeds to redeem Securities in a principal amount of at least $5,000,000 and up to an aggregate amount of $31,250,000, PROVIDED, HOWEVER, that Securities in an aggregate principal amount equal to at least $93,750,000 remain outstanding after each such redemption. Any such redemption must occur on a Redemption Date within 75 days of any such sale at a Redemption Price of 110.75% of the principal amount of the Securities, together with accrued interest to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption
Date).

                  (b) The Securities further may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after September 15, 2001, at the Redemption Prices specified in the form of Security hereinbefore set forth together with accrued interest to the Redemption Date.


SECTION 1102.  Applicability of Article.

                  Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.


SECTION 1103.  Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed. In the case of a redemption pursuant to Section 1101(a), the Company shall also furnish the Trustee an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the condition or conditions precedent to the right of the Company so to redeem have occurred or been satisfied.

SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

                  The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1105.  Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1)  the Redemption Date,

                  (2)  the Redemption Price,

                  (3) whether the redemption is being made pursuant to Section 1101(a) or (b) and, if being made pursuant to Section 1101(a), a brief statement setting forth the Company's right to effect such redemption and the Company's basis therefor,

                  (4) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                  (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


SECTION 1106.  Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.


SECTION 1107.  Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price together with accrued interest, if any, to the Redemption Date) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.


SECTION 1108.  Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                              Subsidiary Guarantee

SECTION 1201.  Subsidiary Guarantee.

                  Each Subsidiary Guarantor hereby, jointly and severally, fully and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, Offer to Purchase or otherwise, in accordance with the terms of such Security and of this Indenture, and each Subsidiary Guarantor similarly guarantees to the Trustee the payment of all amounts owing to the Trustee in accordance with the terms of this Indenture. In case of the failure of the Company punctually to make any such payment, each Subsidiary Guarantor hereby, jointly and severally, agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, Offer to Purchase or otherwise, and as if such payment were made by the Company.

                  Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be absolute, unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same or any release, amendment, waiver or indulgence granted to the Company or any guarantor or any consent to departure from any requirement of any other guarantee of all or any of the Securities or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; PROVIDED, HOWEVER, that, notwithstanding the foregoing, no such release, amendment, waiver or indulgence shall, without the consent of such Subsidiary Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or alter the Stated Maturity thereof. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in such Subsidiary Guarantee. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

                  The indebtedness of CII evidenced by this Subsidiary Guarantee is, to the extent provided in the Indenture, subordinate in right of payment to the prior payment in full of all CII Senior Indebtedness of CII, and the Subsidiary Guarantee of CII is issued subject to the provisions of the Indenture with respect thereto.

                  Each Subsidiary Guarantor shall be subrogated to all rights of the Holders of the Securities upon which its Guarantee is endorsed against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of such Security pursuant to the provisions of its Subsidiary Guarantee or this Indenture; PROVIDED, HOWEVER, that no Subsidiary Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities issued hereunder shall have been paid in full.

                  Each Subsidiary Guarantor that makes or is required to make any payment in respect of its Subsidiary Guarantee shall be entitled to seek contribution from the other Subsidiary Guarantors to the extent permitted by applicable law; PROVIDED, HOWEVER, that no Subsidiary Guarantor shall be entitled to enforce or receive any payments arising out of, or based upon, such right of contribution until the principal of (and premium, if any) and interest on all Securities issued hereunder shall have been paid in full.

                  Each Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder of the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.


SECTION 1202.  Execution and Delivery of Subsidiary Guarantees.

                  The Subsidiary Guarantees to be endorsed on the Securities shall include the terms of the Subsidiary Guarantee set forth in Section 1201 and any other terms that may be set forth in the form established pursuant to
Section 205. Each of the Subsidiary Guarantors hereby agrees to execute its Subsidiary Guarantee, in a form established pursuant to Section 205, to be endorsed on each Security authenticated and delivered by the Trustee.

                  The Subsidiary Guarantee shall be executed on behalf of each respective Subsidiary Guarantor by any two of such Subsidiary Guarantor's Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, one of its Vice Presidents, or its Secretary. The signature of any or all of these persons on the Subsidiary Guarantee may be manual or facsimile.

                  A Subsidiary Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of a Subsidiary Guarantor shall bind such Subsidiary Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Subsidiary Guarantee is endorsed or did not hold such offices at the date of such Subsidiary Guarantee.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee endorsed thereon on behalf of the Subsidiary Guarantors and shall bind each Subsidiary Guarantor notwithstanding the fact that Subsidiary Guarantee does not bear the signature of such Subsidiary Guarantor. Each of the Subsidiary Guarantors hereby jointly and severally agrees that its Subsidiary Guarantee set forth in Section 1201 and in the form of Subsidiary Guarantee established pursuant to Section 205 shall remain in full force and effect notwithstanding any failure to endorse a Subsidiary Guarantee on any Security.


SECTION 1203.  Release of Subsidiary Guarantors.

                  Each Subsidiary Guarantee will remain in effect with respect to the respective Subsidiary Guarantor until the entire principal of, premium, if any, and interest on the Securities shall have been paid in full or otherwise discharged in accordance with the provisions of the Securities and this Indenture and all amounts owing to the Trustee hereunder have been paid; PROVIDED, HOWEVER, that if (i) such Subsidiary Guarantor ceases to be a Restricted Subsidiary in compliance with the applicable provisions of this Indenture, (ii) the Securities are defeased and discharged pursuant to Section 1302 or (iii) all or substantially all of the assets of such Subsidiary Guarantor or all of the Capital Stock of such Subsidiary Guarantor are sold (including by issuance, amalgamation, merger, consolidation or otherwise) by the Company or any Restricted Subsidiary in a transaction constituting an Asset Sale and in which the Net Proceeds from such Asset Sale are applied in accordance with requirements of Section 1013, then, in each case of (i), (ii) or (iii), upon delivery by the Company of an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent herein provided for relating to the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee and this Article Twelve have been complied with, such Subsidiary Guarantor or the Person acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or Capital Stock of such Subsidiary Guarantor) shall be released and discharged of its obligations under its Subsidiary Guarantee and under this Article Twelve without any action on the part of the Trustee or any Holder, and the Trustee shall execute any documents reasonably required in order to acknowledge the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee endorsed on the Securities and under this Article Twelve.


SECTION 1204.  Additional Subsidiary Guarantors.

                  To the extent permitted by law, the Company will cause any Subsidiary of the Company that becomes a Restricted Subsidiary after the date of this Indenture other than any Restricted Subsidiary that is either a Securitization Special Purpose Subsidiary or a Small Business Investment Company to become a Subsidiary Guarantor as soon as practicable after such Subsidiary becomes a Restricted Subsidiary. The Company shall cause any such Restricted Subsidiary to become a Subsidiary Guarantor with respect to the Securities by executing and delivering to the Trustee (a) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Subsidiary Guarantor and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and such supplemental indenture and such Person's obligations under its Subsidiary Guarantee and this Indenture constitute the legal, valid, binding and enforceable obligations of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

SECTION 1205.  Subordination of CII Subsidiary Guarantee.

                  CII covenants and agrees that the payment of the principal of (and premium, if any) and interest on the Subsidiary Guarantee of CII is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all CII Senior Indebtedness and senior in right of payment to any Indebtedness of CII that is subordinated to any Indebtedness of CII that does not constitute CII Senior Indebtedness. Upon any distribution of assets of CII because of dissolution, winding up, liquidation, bankruptcy or reorganization, the payment of the principal (and premium, if any) and interest on CII's Subsidiary Guarantee is subordinated to the prior payment in full of all CII Senior Indebtedness, but the obligation of CII to make payment of principal (and premium, if any) and interest on its Subsidiary Guarantee as and when the same shall become due and payable, which is absolute and unconditional, is not otherwise affected.


                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

SECTION 1301.  Company's Option to Effect Defeasance or Covenant Defeasance.

                  The Company may at its option by Board Resolution, at any time, elect to have either Section 1302 or Section 1303 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.


SECTION 1302.  Defeasance and Discharge.

                  Upon the Company's exercise of the option provided in Section 1301 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities, and each Subsidiary Guarantor shall be deemed to have been discharged from its obligations with respect to its Subsidiary Guarantee on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that (i) the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same) and (ii) the Subsidiary Guarantors shall each be released from their respective Subsidiary Guarantees, except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's and each Subsidiary Guarantor's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and
(D) this Article Thirteen. Subject to com pliance with this Article Fifteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303.


SECTION 1303.  Covenant Defeasance.

                  Upon the Company's exercise of the option provided in Section 1301 applicable to this Section, (i) the Company shall be released from its obligations under Sections 1005 through 1018, inclusive, and Clauses (3), (4) and (5) of Section 801 and (ii) the occurrence of an event specified in Sections 501(3), 501(4) (with respect to Clauses (3), (4) and (5) of Section 801), 501(5)
(with respect to any of Sections 1005 through 1018 inclusive), 501(6) and 501(7) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, or Clause or by reason of any reference in any such Section, or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities and Subsidiary Guarantees shall be unaffected thereby.


SECTION 1304.  Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 1502 or Section 1303 to the then Outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (premium, if any) and each instalment of interest on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (2) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in the United States stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable U.S. Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for U.S. Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to U.S. Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (3) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in the United States to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for U.S. Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to U.S. Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                  (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

                  (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(8) and (9) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (7) The Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in the United States to the effect that as a result of such deposit registration is not required under the Investment Company Act of 1940, as amended, by the Company with respect to the trust created by the deposit or by the Trustee with respect to the trust.

                  (8) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.


SECTION 1305. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company and each Subsidiary Guarantor shall pay and indemnify the Trustee, its officers, directors, employees and agents against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities. The indemnity of this paragraph shall survive this Indenture or the earlier resignation or removal of the Trustee or any co-trustee.

                  Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 1306.  Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1302 or 1303 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Subsidiary Guarantors' obligations under this Indenture, the Securities and the Subsidiary Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1302 or 1303; PROVIDED, HOWEVER, that if the Company or any Subsidiary Guarantor makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company or such Subsidiary Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                              --------------------


                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



                      [Signature pages begin on page 98.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.



                                             EMERGENT GROUP, INC.


                                             By  /s/ Keith B. Giddens
                                                __________________________


                                             By /s/ Kevin J. Mast
                                                __________________________


                                             CAROLINA INVESTORS, INC.,
                                             as Subsidiary Guarantor


                                             By /s/ Keith B. Giddens
                                                __________________________


                                             By /s/ Kevin J. Mast
                                                 __________________________


                                             EMERGENT BUSINESS CAPITAL, INC.,
                                             as Subsidiary Guarantor


                                             By /s/ Keith B. Giddens
                                                __________________________


                                             By    /s/ Kevin J. Mast
                                                 __________________________

                                             EMERGENT COMMERCIAL MORTGAGE, INC.,
                                             as Subsidiary Guarantor


                                             By /s/ Keith B. Giddens
                                                __________________________


                                             By  /s/ Kevin J. Mast
                                                 __________________________


                                             EMERGENT EQUITY ADVISORS, INC.,
                                             as Subsidiary Guarantor


                                             By /s/ Keith B. Giddens
                                                 __________________________


                                             By /s/ Kevin J. Mast
                                                __________________________


                                             EMERGENT FINANCIAL CORP.,
                                             as Subsidiary Guarantor


                                             By /s/ Keith B. Giddens
                                                __________________________


                                             By /s/ Kevin J. Mast
                                                 __________________________


                                             EMERGENT MORTGAGE CORP.,
                                             as Subsidiary Guarantor


                                             By /s/ Keith B. Giddens
                                               __________________________


                                             By /s/ Kevin J. Mast
                                                __________________________

                                            EMERGENT MORTGAGE CORP. OF
                                            TENNESSEE,
                                            as Subsidiary Guarantor


                                            By /s/ Keith B. Giddens
                                               __________________________


                                            By /s/ Kevin J. Mast
                                               __________________________


                                            PREMIER FINANCIAL SERVICES, INC.,
                                            as Subsidiary Guarantor


                                            By /s/ Keith B. Giddens
                                               __________________________


                                            By /s/ Kevin J. Mast
                                                __________________________


                                            STERLING LENDING CORPORATION,
                                            as Subsidiary Guarantor


                                            By /s/ Keith B. Giddens
                                               __________________________


                                            By /s/ Kevin J. Mast
                                                __________________________


                                            STERLING LENDING INSURANCE AGENCY,
                                            INC.,
                                            as Subsidiary Guarantor


                                            By /s/ Keith B. Giddens
                                               __________________________


                                            By /s/ Kevin J. Mast
                                               __________________________

                                             THE LOAN PRO$, INC.,
                                             as Subsidiary Guarantor


                                             By /s/ Keith B. Giddens
                                                __________________________


                                             By /s/ Kevin J. Mast
                                                 __________________________


                                             BANKERS TRUST COMPANY,
                                             as Trustee


                                             By /s/ Sandra J. Shaffer
                                                __________________________


                              Attest:        By /s/ Susan Johnson
                                                __________________________

CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President/Chief Financial Officer and Treasurer of Emergent Group, Inc., one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.



                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999


CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President & Treasurer of Carolina Investors, Inc., one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.




                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999

CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President & Treasurer of Emergent Business Capital, Inc., one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.



                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999







CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President & Treasurer of Emergent Commercial Mortgage, Inc., one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.



                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999

CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President & Treasurer of Emergent Equity Advisors, Inc., one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.



                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999


CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President & Treasurer of Emergent Financial Corp., one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.



                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999

CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President & Treasurer of Emergent Mortgage Corp., one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.



                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999







CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President & Treasurer of Emergent Mortgage Corp. of Tennessee, one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.


                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999

CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President and Treasurer of Premier Financial Services, Inc., one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.



                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999







CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President and Treasurer of Sterling Lending Corporation, one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.



                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999

CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President and Treasurer of Sterling Insurance Agency, Inc., one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.


                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999








CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 23 day of September, 1997, before me personally came Kevin J. Mast, to me known, who, being by me duly sworn, did depose and say that he is Vice President and Treasurer of the Loan Pro$, Inc., one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.



                                                  /s/ Dominick DiGiorgio
                                                ---------------------------
                                                      Dominick DiGiorgio
                                             Notary Public, State of New York
                                                          No. 4979752
                                                  Qualified in Bronx County
                                           Certificates Filed in New York County
                                               Commission Expires June 6, 1999

CITY OF NEW YORK       )
                       )  ss.:
COUNTY OF NEW YORK     )


                  On the 22 day of September, 1997, before me personally came Sandra Shaffer to me known, who, being by me duly sworn, did depose and say that she is an Asst. Vice President of Bankers Trust Co., one of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.



                                                  /s/ Margaret Bereza
                                                ---------------------------
                                                      Margaret Bereza
                                             Notary Public, State of New York
                                                        No. 31-5023900
                                               Qualified in New York County
                                               Commission Expires 2/22/98

                                                          ANNEX A -- Form of
                                                    Regulation S Certificate

                            REGULATION S CERTIFICATE


Bankers Trust Company,
  As Trustee
Four Albany Street
New York, New York 10006

Attention:  Corporate Trust and Agency Group

                  Re:      Emergent Group, Inc.
                           10.75% Senior Notes due 2004 (the "Securities")

                  Reference is hereby made to the Indenture, dated as of September 23, 1997 (the "Indenture"), among Emergent Group, Inc., the Subsidiary Guarantors named therein and Bankers Trust Company, as Trustee. Terms used but not defined herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ____________________________

                  CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security or an interest therein. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, such transfer is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                           (A) the Owner is not a distributor of the Securities,
                  an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                           (B) the offer of the Specified Securities was not
                  made to a person in the United States;

                           (C) either:

                                  (i) at the time the buy order was originated,
                           the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                    (ii) the transaction is being executed in,
                           on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                           (D) no directed selling efforts have been made in the
                  United States by or on behalf of the Owner or any affiliate thereof;

                           (E) if the Owner is a dealer in securities or has
                  received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                           (F) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the Securities Act.

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                           (A) the transfer is occurring after September , 1998
                  and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                           (B) the transfer is occurring after September , 1999
                  and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Subsidiary Guarantors and the Purchasers under the Purchase Agreement.



Dated:                            _______________________
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)



                                             By: ______________________________
                                               Name:
                                               Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)

                                                             ANNEX B -- Form of
                                              Restricted Securities Certificate








                        RESTRICTED SECURITIES CERTIFICATE

Bankers Trust Company,
  As Trustee
Four Albany Street
New York, New York 10006

Attention:  Corporate Trust and Agency Group

                  Re:      Emergent Group, Inc.
                           10.75% Senior Notes due 2004 (the "Securities")

                  Reference is hereby made to the Indenture, dated as of September 23, 1997 (the "Indenture"), among Emergent Group, Inc., the Subsidiary Guarantors named therein and Bankers Trust Company, as Trustee. Terms used but not defined herein and defined in the Indenture or in Rule 144A under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security or an interest therein. In connection with such transfer, the Owner hereby certifies that such transfer is being effected in accordance with Rule 144A under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

                  (1) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                  (2) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantors and the Purchasers under the Purchase Agreement.


Dated:                               _________________________
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)




                                            By: _______________________________
                                               Name:
                                               Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)

                                               ANNEX C -- Form of Unrestricted
                                                          Securities Certificate

                       UNRESTRICTED SECURITIES CERTIFICATE


Bankers Trust Company,
  As Trustee
Four Albany Street
New York, New York 10006

Attention:  Corporate Trust and Agency Group

                  Re:      Emergent Group, Inc.
                           10.75% Senior Notes due 2004 (the "Securities")

                  Reference is hereby made to the Indenture, dated as of September 23, 1997 (the "Indenture"), among Emergent Group, Inc., the Subsidiary Guarantors named therein and Bankers Trust Company, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after September , 1999 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Subsidiary Guarantors and the Purchasers under the Purchase Agreement.



Dated:                                      ___________________________________
                                            (Print the name of the Undersigned,
                                            as such term is defined in the
                                            second paragraph of this
                                            certificate.)





                                            By: _______________________________
                                               Name:
                                               Title:

                                            (If the Undersigned is a
                                            corporation, partnership or
                                            fiduciary, the title of the person
                                            signing on behalf of the Undersigned
                                            must be stated.)

                                       C-2